                                                                    EXHIBIT 10.7




                       LEXALITE INTERNATIONAL CORPORATION
                       -------- ------------- -----------
                              AMENDED AND RESTATED
                              ------- --- --------
                         EMPLOYEES STOCK OWNERSHIP PLAN
                         --------- ----- --------- ----

                 (Amended and Restated Effective July 3, 1989)




                            Warner, Norcross & Judd
                             900 Old Kent Building
                             111 Lyon Street, N.W.
                       Grand Rapids, Michigan 49503-2489

                      LEXALITE INTERNATIONAL CORPORATION
                      -------- ------------- -----------
                              AMENDED AND RESTATED
                              ------- --- --------
                         EMPLOYEES STOCK OWNERSHIP PLAN
                         --------- ----- --------- ----

                               TABLE OF CONTENTS
                               ----- -- --------

                                                                          Page
                                                                          ----
ARTICLE 1 - Establishment of Plan and Trust............................... 1

      1.1   Establishment of Plan.......................................   1
            (a)  Employer...............................................   1
            (b)  Plan History...........................................   1
      1.2   Declaration of Trust........................................   1
      1.3   Compliance With Law.........................................   1
      1.4   Effective Dates of Plan Provisions..........................   2
      1.5   Application to Inactive and Former Participants.............   2

ARTICLE 2 - Definitions.................................................   2

            Table of Definitions........................................   xi
      2.1   Break in Service............................................   2
      2.2   Employer Contributions......................................   2
      2.3   5% Owner....................................................   3
            (a)  Corporation............................................   3
            (b)  Partnership............................................   3
            (c)  Proprietorship.........................................   3
      2.4   Highly Compensated Employee.................................   3
            (a)  Definition.............................................   3
            (b)  HCE Compensation.......................................   4
            (c)  Determination Rules....................................   4
      2.5   Hour of Service.............................................   5
            (a)  Back Pay...............................................   5
            (b)  No Duties Performed....................................   5
            (c)  Qualified Maternity or Paternity Absence...............   5
            (d)  Military Service.......................................   6
            (e)  No Duplication.........................................   6
            (f)  Non-Covered Employment.................................   6
            (g)  Periods Credited.......................................   6

                                      -i-


            (h)  Additional Hours.......................................    6
            (i)  Predecessor Plan.......................................    6
            (j)  Equivalency............................................    7
      2.6   Person......................................................    7
      2.7   Plan Year...................................................    7
            (a)  Former Plan Years......................................    7
            (b)  Short Plan Year........................................    7
            (c)  Future Plan Years......................................    7
      2.8   Related Employer............................................    7
      2.9   Valuation Date..............................................    8


ARTICLE 3 - Eligibility to Participate..................................    8

      3.1   Eligibility Requirements....................................    8
            (a)  Employee...............................................    8
            (b)  Entry Date.............................................    8
            (c)  Year of Eligibility Service............................    8
            (d)  Eligibility Period.....................................    8
            (e)  Breaks in Service......................................    9
      3.2   Requirement of Covered Employment...........................    9
      3.3   Participation Rules.........................................    9
            (a)  Termination of Participation...........................    9
            (b)  Cancellation of Years of Eligibility Service...........    9
            (c)  Resumption of Participation............................    9
      3.4   Leased Employee.............................................   10
            (a)  One-Year Period........................................   10
            (b)  Full-Time Basis........................................   10
            (c)  Conditions.............................................   10


ARTICLE 4 - Contributions...............................................   11

      4.1   Contributions...............................................   11
            (a)  ESOP Contributions.....................................   11
            (b)  Restoration of Forfeiture..............................   11
      4.2   ESOP Contribution...........................................   11
      4.3   Limits on Employer Contributions............................   11
            (a)  Deduction..............................................   11
            (b)  Annual Additions.......................................   11
      4.4   Return of Employer Contributions............................   12
            (a)  Mistake of Fact........................................   12

                                     -ii-


            (b)  Nondeductible..........................................   12
            (c)  Amount.................................................   12
      4.5   Reduction of Employer Contribution for Leased Employees.....   12
      4.6   Timing of Contributions.....................................   12


ARTICLE 5 - Allocations.................................................   13

      5.1   Accounts....................................................   13
            (a)  ESOP Account...........................................   13
            (b)  Accounting Only........................................   13
      5.2   Allocations.................................................   14
            (a)  ESOP Contribution......................................   14
            (b)  Restoration of Forfeiture..............................   16
      5.3   Allocation Limitation.......................................   16
            (a)  Nonrecognition of Gains................................   16
            (b)  Nonapplication to Certain Lineal Descendants...........   17
            (c)  Expiration of Restrictions.............................   17
      5.4   Stock Dividends on Employer Stock, Stock Splits, Etc........   17
      5.5   Forfeitures.................................................   17
            (a)  Timing.................................................   18
            (b)  Annual Addition Limitation.............................   18
            (c)  Investment Experience..................................   18
            (d)  Limitation on Allocation...............................   18
      5.6   Allocation of Earnings, Losses, and Expenses; Revaluation of
            Assets......................................................   18
            (a)  Earnings, Losses, and Expenses.........................   18
            (b)  Revaluation of Trust...................................   18
            (c)  No Earnings on Distributions...........................   19
      5.7   Sale or Purchase of Employer Stock..........................   19
            (a)  Sale of Employer Stock.................................   19
            (b)  Purchase of Employer Stock.............................   19
      5.8   Limitation on Annual Additions..............................   20
            (a)  Annual Additions.......................................   20
            (b)  Defined Contribution Dollar Limit......................   20
            (c)  Percentage Limit.......................................   21
            (d)  ESOP Exceptions........................................   21
            (e)  Section 415 Compensation...............................   21
            (f)  Limitation Year........................................   22
            (g)  Related Employer Aggregation...........................   22
      5.9   Excess Additions............................................   23
            (a)  Before Contribution....................................   23

                                     -iii-


            (b)  After Contribution.....................................   23
            (c)  No Distribution........................................   23
            (d)  Plan Order.............................................   23


ARTICLE 6 - Determination of Vested Percentage..........................   23

      6.1   Year of Vesting Service.....................................   23
            (a)  Credit.................................................   23
            (b)  No Credit..............................................   24
      6.2   Vested Percentage...........................................   24
            (a)  Vesting Schedule.......................................   24
            (b)  Transitional Rule......................................   24
            (c)  Normal Retirement Date, Death, or Disability...........   24
      6.3   Cashout.....................................................   24
            (a)  Partial Vesting........................................   24
            (b)  Zero Vesting...........................................   25
      6.4   Five Breaks in Service......................................   25
            (a)  Cancellation of Vesting Service........................   25
            (b)  Forfeiture of Nonvested Amount.........................   25
      6.5   Death After Termination/Lost Recipient......................   25
            (a)  Death After Termination................................   25
            (b)  Lost Recipient.........................................   25
      6.6   Vested Account Balance and Nonvested Amount.................   26
            (a)  Vested Amount..........................................   26
            (b)  Nonvested Amount.......................................   26
            (c)  Partial Distribution of Vested Account Balance.........   26
      6.7   Source of Forfeitures.......................................   26


ARTICLE 7 - Distributions...............................................   26

      7.1   Distributive Events.........................................   26
            (a)  Normal Retirement Date.................................   27
            (b)  Death..................................................   27
            (c)  Total Disability.......................................   27
            (d)  Other Termination of Employment........................   27
            (e)  Transfer of Employment.................................   27
            (f)  Attainment of Age 70 1/2...............................   27
            (g)  QDRO...................................................   27
            (h)  Plan Termination; Partial Termination..................   28
            (i)  Diversification of Investments.........................   28

                                     -iv-


      7.2   Valuation for Distribution..................................   28
      7.3   Method and Form of Distribution.............................   28
            (a)  Method of Distribution.................................   28
            (b)  Form of Distribution/ESOP Accounts.....................   28
            (c)  Form of Distribution/Other Accounts....................   29
      7.4   Minimum Distribution........................................   29
      7.5   Time of Distribution........................................   30
            (a)  Immediate Distribution.................................   30
            (b)  Normal Distribution Date...............................   30
            (c)  Required Distribution..................................   30
            (d)  TEFRA Election.........................................   31
      7.6   Death of Participant........................................   31
            (a)  Death Before Required Beginning Date...................   31
            (b)  Death After Required Beginning Date....................   32
      7.7   Election of Method and Time of Distribution.................   32
            (a)  Permitted Elections....................................   32
            (b)  Required Consent.......................................   32
            (c)  Election Requirements..................................   33
            (d)  Failure to Elect.......................................   33
            (e)  Additional Information.................................   33
            (f)  No Reduction or Delay of Distribution..................   33
      7.8   Designation of Beneficiary..................................   33
            (a)  Beneficiary............................................   33
            (b)  Spousal Consent........................................   33
            (c)  Failure to Designate...................................   34
            (d)  Death of Beneficiary...................................   34
            (e)  No Beneficiary.........................................   35
            (f)  Determination..........................................   35
      7.9   Facility of Payment.........................................   35
            (a)  Incapacity.............................................   35
            (b)  Legal Representative...................................   35
            (c)  Determination..........................................   35
      7.10  Notice of Penalties.........................................   36
            (a)  Distribution Before Age 59 1/2.........................   36
            (b)  Excess Distributions...................................   36
            (c)  Failure to Receive a Minimum Distribution..............   36
      7.11  Special Rules--Distribution of Employer Stock...............   36
            (a)  Distributee's Option to Sell Benefit Shares............   36
            (b)  Right of First Refusal.................................   37
            (c)  Terms of Purchase......................................   38
            (d)  Securities Law.........................................   39
            (e)  Stock Certificate Legend...............................   39

                                      -v-


      7.12  Distribution of Cash Dividends..............................   39
      7.13  Distributions After December 31, 1992.......................   40
            (a)  Election of Direct Rollover............................   40
            (b)  Definitions............................................   40


ARTICLE 8 - Administration of the Plan..................................   41

      8.1   Duties, Powers, and Responsibilities of the Employer........   41
            (a)  Required...............................................   41
            (b)  Discretionary..........................................   42
      8.2   Employer Action.............................................   42
      8.3   Plan Administrator..........................................   42
      8.4   Administrative Committee....................................   43
            (a)  Appointment............................................   43
            (b)  Agent; Powers and Duties...............................   43
            (c)  Not Fiduciary..........................................   43
            (d)  Membership.............................................   43
            (e)  Records................................................   43
            (f)  Actions................................................   43
            (g)  Report to Administrator................................   43
            (h)  Compensation...........................................   43
            (i)  Conflict of Interest...................................   43
      8.5   Duties, Powers, and Responsibilities of the Administrator...   44
            (a)  Plan Interpretation....................................   44
            (b)  Participant Rights.....................................   44
            (c)  Limits; Nondiscrimination Tests; Top-Heavy Tests.......   44
            (d)  Allocations and Vesting................................   44
            (e)  Errors in Participants' Accounts.......................   44
            (f)  Claims and Elections...................................   44
            (g)  Benefit Payments.......................................   44
            (h)  QDRO Determination.....................................   44
            (i)  Administration Information.............................   45
            (j)  Recordkeeping..........................................   45
            (k)  Reporting and Disclosure...............................   45
            (l)  Penalties; Excise Tax..................................   45
            (m)  Advisers...............................................   45
            (n)  Expenses, Fees, and Charges............................   45
            (o)  Nondiscrimination......................................   45
            (p)  Bonding................................................   45
            (q)  Other Powers and Duties................................   45

                                     -vi-


      8.6   Delegation of Administrative Duties.........................   46
            (a)  In Writing.............................................   46
            (b)  Acceptance of Responsibility...........................   46
            (c)  Conflict...............................................   46
      8.7   Interrelationship of Fiduciaries; Discretionary Authority...   46
            (a)  Performance of Duties..................................   46
            (b)  Reliance on Others.....................................   46
            (c)  Discretionary Authority of Fiduciaries.................   46
      8.8   Compensation; Indemnification...............................   47
      8.9   Fiduciary Standards.........................................   47
            (a)  Prudence...............................................   47
            (b)  Exclusive Purpose......................................   47
            (c)  Prohibited Transaction.................................   47
      8.10  Claims Procedure............................................   47
            (a)  Initial Determination..................................   47
            (b)  Method.................................................   48
            (c)  Further Review.........................................   48
            (d)  Redetermination........................................   48
      8.11  Participant's Responsibilities..............................   48
      8.12  Decisions Concerning Employer Stock.........................   48


ARTICLE 9 - Investment of Funds.........................................   49

      9.1   Investment Responsibility...................................   49
      9.2   Authorized Investments......................................   49
            (a)  Specific Investments...................................   49
            (b)  Unallocated Funds......................................   50
            (c)  Right of Trustee To Hold Cash..........................   50
      9.3   Commingled Investment.......................................   50
      9.4   Investments--Employer Stock.................................   50
            (a)  Acquisition Limit......................................   50
            (b)  Adequate Consideration.................................   50
            (c)  No Commissions.........................................   50
            (d)  Indebtedness...........................................   50
            (e)  Securities Acquisition Loan............................   51
            (f)  Unallocated and Pledged Employer Stock.................   51
            (g)  No Recourse............................................   51
            (h)  Repayment of Loan......................................   51
            (i)  Release of Pledged Employer Stock......................   51
            (j)  Pending Investment.....................................   52
      9.5   Purchase From Stockholder...................................   52

                                     -vii-


      9.6   Stock Dividends, Stock Splits, Etc..........................   52
      9.7   Voting of Employer Stock....................................   53
            (a)  Generally..............................................   53
            (b)  Exceptions.............................................   53
            (c)  Section 133 Interest Exclusion.........................   53
            (d)  Fractional Shares......................................   53
            (e)  Unallocated Shares.....................................   53
            (f)  Failure to Exercise Voting Rights......................   53
            (g)  Dissenter's Rights.....................................   53
      9.8   Diversification of Investments..............................   54
            (a)  Available Employer Stock...............................   54
            (b)  Timing of Direction....................................   54
            (c)  Determination of Number of Shares To Be Liquidated and
                 Distributed............................................   54
            (d)  Qualified Election Period..............................   54
            (e)  Value of Shares to Be Liquidated and Distributed.......   54


ARTICLE 10 - Administration of the Trust................................   55

     10.1   Duties and Powers of the Trustee............................   55
            (a)  Duties of the Trustee..................................   55
            (b)  Powers of the Trustee..................................   55
            (c)  Limitation on Duties and Powers of the Trustee.........   57
     10.2   Accounting..................................................   58
            (a)  Report.................................................   58
            (b)  Judicial Settlement....................................   58
     10.3   Appointment, Resignation, and Removal of Trustee............   58
            (a)  Resignation............................................   58
            (b)  Removal................................................   58
            (c)  Successor Trustee......................................   58
            (d)  Effective Date of Resignation or Removal...............   59
            (e)  Procedure Upon Transfer................................   59
            (f)  Earlier Transfer.......................................   59
            (g)  Final Transfer.........................................   59
            (h)  In Kind Transfer.......................................   59
            (i)  Limitation on Liability of Successor...................   59
     10.4   Trustee Action..............................................   59
     10.5   Exculpation of Nonfiduciary.................................   59

                                    -viii-


ARTICLE 11 - Amendment, Mergers, Successor Employer.....................   60

     11.1   Amendment...................................................   60
            (a)  Exclude Participant....................................   60
            (b)  Reduce Participant's Account...........................   60
            (c)  Reduce Vested Percentage...............................   60
            (d)  Vesting Schedule.......................................   60
            (e)  Elimination of Protected Benefits......................   60
            (f)  Alter Trustee's Duties.................................   61
     11.2   Merger of Plans.............................................   61
            (a)  Preservation of Account Balance........................   61
            (b)  Authorization..........................................   61
     11.3   Successor Employer..........................................   61


ARTICLE 12 - Termination................................................   61
     12.1   Right to Terminate or Discontinue Contributions.............   61
     12.2   Automatic Termination.......................................   61
     12.3   Discontinuance of Contributions.............................   62
     12.4   Effect of Termination or Partial Termination................   62
            (a)  Nonforfeitability......................................   62
            (b)  Distribution...........................................   62
     12.5   No Reversion of Assets......................................   62


ARTICLE 13 - General Provisions.........................................   62

     13.1   Spendthrift Provision.......................................   62
            (a)  Not Security...........................................   63
            (b)  Attempts Void..........................................   63
     13.2   Effect Upon Employment Relationship.........................   63
     13.3   No Interest in Employer Assets..............................   63
     13.4   Construction................................................   63
     13.5   Severability................................................   64
     13.6   Governing Law...............................................   64
     13.7   Nondiversion................................................   64

                                     -ix-


 ARTICLE 14 - Top-Heavy Plan Provisions.................................   64

     14.1   Top-Heavy Determination.....................................   64
            (a)  Top-Heavy Plan.........................................   64
            (b)  Calculation............................................   65
     14.2   Top-Heavy Definitions.......................................   65
            (a)  Top-Heavy Ratio........................................   65
            (b)  Present Value of Accrued Benefits......................   66
            (c)  Required Aggregation Group.............................   66
            (d)  Permissive Aggregation Group...........................   66
            (e)  Determination Date.....................................   66
            (f)  Key Employee...........................................   67
            (g)  Top-Heavy Valuation Date...............................   67
     14.3   Minimum Allocation..........................................   68
     14.4   Vesting Schedule............................................   68
            (a)  Cessation..............................................   68
            (b)  Vesting Schedule Change................................   68

SCHEDULE A

                              TABLE OF DEFINITIONS
                              ----- -- -----------

                                 Defined Terms
                                 ------- -----

        Term                                     Location
        ----                                     --------
        Administrator                             8.3
        Annual Additions                          5.8(a)
        Available Employer Stock                  9.8(a)
        Beneficiary                               7.8(a)
        Benefit Shares                            7.11(a)

        Benefit Starting Date                     7.7(b)(ii)
        Break in Service                          2.1
        Code                                      1.3
        Compensation                              5.2(a)(iii)(B)
        Covered Employment                        3.2

        Current Obligations                       4.2
        Defined Contribution Dollar Limit         5.8(b)
        Determination Date                       14.2(e)
        Earliest Distribution Date                7.5(a)(i)
        Effective Date                            1.4

        Elective Deferrals                        5.2(a)(iii)(B)
        Eligibility Period                        3.1(d)
        Employee                                  3.1(a)
        Employer                                  1.1(a)
        Employer Contributions                    2.2

        Employer Stock                            5.1(a)(iii)
        Employer Stock Account                    5.1(a)(i)
        Entry Date                                3.1(b)
        ERISA                                     1.3
        ESOP Account                              5.1(a)

        ESOP Contribution                         4.2
        Exempt Loan                               9.4(d)
        Fair Market Value                         7.11(c)(iv)
        5% Owner                                  2.3
        HCE Compensation                          2.4(b)



        Term                                     Location
        ----                                     --------

        Highly Compensated Employee               2.4(a)
        Hour of Service                           2.5
        Investment Manager                        8.1(b)(i)(B)
        Key Employee                             14.2(f)
        Leased Employee                           3.4

        Limitation Year                           5.8(f)
        Look-Back Year                            2.4(a)(i)
        Minimum Distribution                      7.4
        Normal Retirement Date                    7.1(a)
        Other Investments Account                 5.1(a)(ii)

        Participant                               3.1
        Participating Compensation                5.2(a)(iii)(A)
        Percentage Limit                          5.8(c)
        Permissive Aggregation Group             14.2(d)
        Person                                    2.6

        Plan Year                                 2.7
        Present Value of Accrued Benefits        14.2(b)(i)
        Pro Rata Portion                          9.4(i)(i)
        QDRO                                      7.1(g)
        Qualified Election Period                 9.8(d)

        Qualified Maternity or
        Paternity Absence                         2.5(c)(i)
        Regulations                               1.3
        Related Employer                          2.8
        Required Aggregation Group               14.2(c)
        Required Beginning Date                   7.5(c)(i)

        Section 415 Compensation                  5.8(e)
        Securities Acquisition Loan               9.4(e)
        Spouse                                    7.8(b)(ii)
        TEFRA Election                            7.5(d)
        Top-Heavy Plan                           14.1(a)

        Top-Heavy Ratio                          14.2(a)
        Top-Heavy Valuation Date                 14.2(g)
        Total Disability                          7.1(c)
        Trustee                                   1.2
        Valuation Date                            2.9


        Term                                     Location
        ----                                     --------

        Vested Account Balance                    6.6(a)
        Vesting Period                            6.1(a)
        Year of Eligibility Service               3.1(c)
        Year of Vesting Service                   6.1(a)

                       LEXALITE INTERNATIONAL CORPORATION
                       -------- ------------- -----------
                              AMENDED AND RESTATED
                              ------- --- --------
                         EMPLOYEES STOCK OWNERSHIP PLAN
                         --------- ----- --------- ----


     LexaLite International Corporation, a Delaware corporation, amends and restates the LexaLite International Corporation Amended and Restated Employees Stock Ownership Plan.


                                   ARTICLE 1
                                   ------- -

                        Establishment of Plan and Trust
                        ------------- -- ---- --- -----


1.1  Establishment of Plan.
     ------------- -- ----

     This defined contribution plan is established by the Employer for the exclusive benefit of eligible Employees and their beneficiaries.

     (a) Employer.  "Employer" means LexaLite International Corporation.
         --------

     (b) Plan History.  A schedule that states the effective date of this plan
         ---- -------
and certain amendments may be attached.


1.2  Declaration of Trust.
     ----------- -- -----

     The "Trustee" (NBD Bank, N.A. or a successor Trustee) declares that plan assets delivered to it will be held in trust and administered under the terms of this plan and trust. The trust is established and shall be operated for the exclusive benefit of Participants and their beneficiaries. The trust shall not be diverted to other purposes, except that trust assets may be used to pay reasonable expenses of administration.


1.3  Compliance With Law.
     ---------- ---- ---

     This benefit program is intended to continue a qualified retirement plan and trust under the Internal Revenue Code of 1986 ("Code") and the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and all Regulations issued under the Code and ERISA ("Regulations").

1.4  Effective Dates of Plan Provisions.
     --------- ----- -- ---- ----------

     "Effective Date" of this restated plan means July 3, 1989, unless a provision specifies a different effective date. Each plan provision applies from its effective date until the effective date of an amendment.


1.5  Application to Inactive and Former Participants.
     ----------- -- -------- --- ------ ------------

     An amendment to this plan shall apply to former Participants and to Participants not employed in Covered Employment on the effective date of the amendment only if it amends a provision of the plan that continues to apply to those Participants or only to the extent it expressly states that it is applicable. Except as specified in the preceding sentence, if a Participant is not employed in Covered Employment on the effective date of an amendment, the amendment shall not become applicable to the Participant unless the Participant has an Hour of Service in Covered Employment after the effective date of the amendment.


                                   ARTICLE 2
                                   ------- -

                                  Definitions
                                  -----------


     Except for the following general definitions, defined terms are located at or near the first major use of the term in this plan. A table showing the location of all definitions appears immediately after the table of contents. When used as defined, the first letter of each defined term is capitalized.


2.1  Break in Service.
     ----- -- -------

     "Break in Service" means an Employee's failure to complete more than 500 Hours of Service during a 12-consecutive-month period.


2.2  Employer Contributions.
     -------- -------------

     "Employer Contributions" means ESOP Contributions.

2.3  5% Owner.
     -- -----

     "5% Owner" means:

     (a) Corporation.  An individual who owns (or is considered to own under
         -----------
Code Section 318) either more than 5% of the outstanding stock of a corporate Employer or Related Employer, or stock possessing more than 5% of the total combined voting power of all stock of a corporate Employer or Related Employer;

     (b) Partnership.  A partner who owns more than 5% of the capital or
         -----------
profits interest in an Employer or Related Employer that is a partnership; or

     (c) Proprietorship.  An Employer or Related Employer that is a sole
         --------------
proprietor.

     Notwithstanding aggregation of the Employer and all Related Employers as required by Code Sections 414(b), (c) and (m), the percentage of ownership for purposes of this definition shall be determined separately for each entity that is an Employer or Related Employer.


2.4  Highly Compensated Employee.
     ------ ----------- --------

     (a) Definition.  "Highly Compensated Employee" for a Plan Year means any
         ----------
Employee who:

         (i)  5% Owner. Was a 5% Owner at any time during the current Plan Year
              -- -----
or the 12-month period immediately preceding the current Plan Year ("Look-Back Year"); or

         (ii) Other.  Is described in (A), (B), or (C), and is one of the 100
              -----
Employees paid the most compensation during the current Plan Year, or was described in (A), (B), or (C) during the Look-Back Year.

              (A) Compensation. Received HCE Compensation in excess of $75,000
                  ------------
(as adjusted under Code Section 415(d));

              (B) Top-Paid 20%. Received HCE Compensation in excess of $50,000
                  ------------
(as adjusted under Code Section 415(d)) and was among the top-paid 20% of Employees for the Plan Year when ranked by HCE Compensation; or

              (C) Officers. Was an officer and received HCE Compensation in
                  --------
excess of 50% of the defined benefit dollar limit under Code Section 415(b)(1)(A) (as adjusted under Code Section 415(d)) or, if the Employer or a Related Employer has no officer described in the preceding phrase, is the highest paid officer of the Employer or the Related Employer for the Plan Year.

     (b) HCE Compensation.  "HCE Compensation" means Section 415 Compensation
         --- ------------
plus elective contributions that are excluded from gross income by Code Sections 125, 402(a)(8), 402(h), or 403(b).

     (c) Determination Rules.  The determination of who is a Highly Compensated
         ------------- -----
Employee shall be made under Code Section 414(q) and Regulations, including the following rules:

         (i)  Officers. The number of Employees considered to be officers shall
              --------
be limited to 50 or, if less, the greater of three Employees or 10% of all Employees.

         (ii) Top-Paid 20%.  The following Employees are excluded before
              -------- ---
determining the top-paid 20% of Employees:

              (A) Age and Service. Employees who have not attained age 21 or
                  --- --- -------
completed six months of service by the last day of the current Plan Year or Look-Back Year;

              (B) Part-Time/Seasonal. Employees who normally work less than 17
                  --------- --------
1/2 hours per week or normally work six months or less in any Plan Year;

              (C) Nonresident Aliens. Employees who are nonresident aliens
                  ----------- ------
receiving no earned income from sources within the United States; and

              (D) Collective Bargaining Employees. Employees covered by a
                  ---------- ---------- ---------
collective bargaining agreement if more than 90% of all Employees are covered by a collective bargaining agreement and this plan excludes them.

        (iii) Family Aggregation.  If, during the current Plan Year or the Look-
              ------ -----------
Back Year, a Participant is a spouse, lineal ancestor or descendant, or spouse of a lineal ancestor or descendant, of a Participant who is either a 5% Owner or a Highly Compensated Employee among the 10 Highly Compensated Employees paid the most compensation for the current Plan Year or Look-Back Year, the Participants shall be treated as one Highly Compensated Employee.

     (iv) Former Employees.  A former Employee who was a Highly Compensated
          ------ ---------
Employee at termination of employment or at any time after attaining age 55 shall be a Highly Compensated Employee at all times thereafter.

     (v) Look-Back Year Election.  In accordance with the Regulations, the
         --------- ---- --------
Employer may elect to designate the calendar year ending with or within a Plan Year as the Look-Back Year for that Plan Year.


2.5  Hour of Service.
     ---- -- -------

     "Hour of Service" means each hour that an Employee is directly or indirectly paid or entitled to be paid by the Employer for the performance of duties during the applicable period. These hours will be credited for the period in which the duties are performed.

     (a) Back Pay.  Hours of Service include each hour for which back pay,
         ---- ---
irrespective of mitigation of damages, is awarded or agreed to by the Employer. Back pay hours shall be credited to the Employee for the period or periods to which the award or agreement pertains.

     (b) No Duties Performed.  For all purposes under this plan, an Employee
         -- ------ ---------
shall be credited with the first 501 Hours of Service for which the Employee is directly or indirectly paid or entitled to be paid by the Employer (including back pay) for each single period of absence from work, even if no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military service, or leave of absence, even if employment terminates. However, an Employee is not required to be credited with Hours of Service for periods in which no duties are performed if the Employee is compensated solely as required by worker's compensation, unemployment compensation, or disability insurance laws. Hours described in this subsection
(b) shall be credited to the Employee for the period in which payment is made or amounts payable to the Employee become due.

     (c) Qualified Maternity or Paternity Absence.  Only for purposes of
         --------- --------- -- --------- -------
determining whether the Employee has a Break in Service, an Employee shall be credited with the first 501 Hours of Service during a Qualified Maternity or Paternity Absence.

         (i) Definition.  A "Qualified Maternity or Paternity Absence" means an
             ----------
absence from work due to pregnancy of the Employee, birth of a child of the Employee, placement of a child with the Employee in connection with adoption of the child, or caring for a child immediately after the birth or placement of the child with the Employee.

         (ii) Credit. If necessary to avoid a Break in Service, Hours of Service
              ------
shall be credited for the period in which the absence begins. If the hours are not necessary to prevent a Break in Service for that period, the hours shall be credited for the next period. Hours of Service are credited at the rate the Employee normally would have earned Hours of Service. If these hours cannot be determined, the hours shall be credited at the rate of eight hours per day of absence.

     (d) Military Service.  If employment terminates due to active service in
         -------- -------
the armed forces of the United States, the Employee shall be credited with Hours of Service for the hours the Employee would have been scheduled to work during each month of the period of active service. The Employee must apply for, and be able to resume, employment with the Employer within the time limits established by federal law for protection of veterans' reemployment rights.

     (e) No Duplication.  There shall be no duplication in the crediting of
         -- -----------
Hours of Service. An Employee shall not be credited with more than one Hour of Service for each hour paid at a premium rate.

     (f) Non-Covered Employment.  Hours of Service earned in employment with
         ----------- ----------
the Employer or a Related Employer that is not Covered Employment count toward Years of Eligibility Service and Years of Vesting Service, but not toward determining eligibility for a share of the Employer Contribution.

     (g) Periods Credited.  Generally, Hours of Service shall be credited as
         ------- --------
provided in Section 2530.200b of the ERISA Regulations.  Hours of Service under
(b) above shall be credited under the rules of this section and as provided in
Section 2530.200b-2(b) of those Regulations. Hours of Service shall be credited to appropriate periods determined under the rules set forth in Section 2530.200b-2(c) of those Regulations.

     (h) Additional Hours.  The Administrator may adopt additional written,
         ---------- -----
uniform, and nondiscriminatory rules that credit more Hours of Service than those required under the rules set forth in this section.

     (i) Predecessor Plan.  If this plan is required to be treated as a
         ----------- ----
continuation of the plan of a predecessor employer under Code Section 414(a), an Employee shall be credited with all Hours of Service credited to the Employee under the predecessor's plan.

     (j) Equivalency.  If an Employee is not paid on an hourly basis and
         -----------
records of hours worked are not maintained, Hours of Service shall be credited at the rate of 10 hours per day for each day that the Employee would be credited with at least one Hour of Service under this section.


2.6  Person.
     ------

     "Person" means an individual, committee, proprietorship, partnership, corporation, trust, estate, association, organization, or similar entity.


2.7  Plan Year.
     ---- ----

     "Plan Year" means:

     (a) Former Plan Years.  For periods beginning before July 1, 1991, the 12-
         ------ ---- -----
month period ending on the Sunday closest to July 4 of each year, not later than July 4, and not earlier than June 29;

     (b) Short Plan Year.  The period beginning July 1, 1991, and ending
         ----- ---- ----
December 31, 1991; and

     (c) Future Plan Years.  For periods beginning after December 31, 1991, the
         ------ ---- -----
12-month period beginning each January 1.


2.8  Related Employer.
     ------- --------

     "Related Employer" means (i) each corporation, other than the Employer, that is a member of a controlled group of corporations, as defined in Code
Section 414(b), of which the Employer is a member; (ii) each trade or business, other than the Employer, whether or not incorporated, under common control of or with the Employer under Code Section 414(c); (iii) each member, other than the Employer, of an affiliated service group, as defined in Code Section 414(m), of which the Employer is a member; and (iv) any other entity required to be aggregated with the Employer by Regulations under Code Section 414(o). An entity shall not be considered a Related Employer for any purpose under this plan during any period it does not satisfy (i), (ii), (iii), or (iv) in the preceding sentence.

2.9  Valuation Date.
     --------- ----

     "Valuation Date" means the last day of the Plan Year and any other date specified as a Valuation Date by the Administrator.


                                   ARTICLE 3
                                   ------- -

                           Eligibility to Participate
                           ----------- -- -----------

3.1  Eligibility Requirements.
     ----------- ------------

     The eligibility requirement for participation in this plan is completion of one Year of Eligibility Service. An Employee in Covered Employment shall become a Participant ("Participant") on the first Entry Date following the date the Employee satisfies the eligibility requirement.

     (a) Employee.  "Employee" means an individual who is employed by the
         --------
Employer or a Related Employer and who receives compensation for personal services to the Employer or Related Employer that is subject to withholding for federal income tax purposes.

     (b) Entry Date.  "Entry Date" means the first day of each month.
         ----- -----

     (c) Year of Eligibility Service.  "Year of Eligibility Service" means
         ---- -- ----------- -------
completion of at least 1,000 Hours of Service during an Eligibility Period. A Year of Eligibility Service is credited only at the end of the Eligibility Period.

         An Employee who is credited with at least 1,000 Hours of Service in both the initial Eligibility Period and the second Eligibility Period (the Plan Year beginning during the initial Eligibility Period) shall be credited with two Years of Eligibility Service.

     (d) Eligibility Period.  The initial "Eligibility Period" means the 12-
         ----------- ------
month period beginning on the date the Employee first has an Hour of Service. For an Employee who has a Break in Service due to termination of employment before completing the eligibility requirements, the initial Eligibility Period begins on the date the Employee has an Hour of Service due to reemployment. The second "Eligibility Period" means the Plan Year beginning within the initial Eligibility Period. Each later Eligibility Period shall coincide with each later Plan Year.

     For a short Plan Year, the Eligibility Period after the initial Eligibility Period shall be the 12-month period ending on the last day of the short Plan Year.

     (e) Breaks in Service.  Breaks in Service under this article shall be
         ------ -- -------
determined on the basis of Eligibility Periods.


3.2  Requirement of Covered Employment.
     ----------- -- ------- ----------

     If an eligible Employee is not employed in Covered Employment on the applicable Entry Date and the Employee's Years of Eligibility Service are not canceled under Section 3.3(b), the Employee shall become a Participant on the first subsequent day on which the Employee has an Hour of Service in Covered Employment.

     "Covered Employment" means all employment with the Employer except employment with a Related Employer, employment as a Leased Employee, employment in a unit of employees covered by a collective bargaining agreement under which the Employer has engaged in good faith negotiations about retirement benefits, or employment as a nonresident alien receiving no earned income from sources within the United States.


3.3  Participation Rules.
     ------------- -----

     (a) Termination of Participation.  Participation shall terminate upon the
         ----------- -- -------------
earlier of the date the Participant is not an Employee and has been paid the full amount due under this plan, the date of the Participant's death, or the date the Participant's Years of Eligibility Service are canceled under (b) below.

     (b) Cancellation of Years of Eligibility Service.  An Employee's Years of
         ------------ -- ----- -- ----------- -------
Eligibility Service shall be canceled if the Employee's vested percentage is zero and the Employee has at least five consecutive Breaks in Service.

     (c) Resumption of Participation.  If an Employee's Years of Eligibility
         ---------- -- -------------
Service are canceled under (b) above, the Employee must satisfy the eligibility requirements of Section 3.1 again to participate or to resume participation in this plan. If the Years of Eligibility Service of a former Participant are not canceled, the former Participant shall resume participation immediately upon completion of an Hour of Service in Covered Employment.

3.4  Leased Employee.
     ------ --------

     "Leased Employee" means an individual described in and required to be treated as an Employee under Code Sections 414(n) and 414(o) and Regulations. For purposes of this definition, the Employer or any Related Employer for whom a Leased Employee performs services is referred to as the recipient.

     A Leased Employee under Code Section 414(n) is an individual who is not an Employee (except by reason of this definition) but who performs services for the recipient of a type historically performed by employees in the recipient's business field, pursuant to an agreement between the recipient and a leasing organization, on a full-time basis for at least a one-year period.

     (a) One-Year Period.  For purposes of this definition, a one-year period
         -------- ------
is the individual's initial 12-month period of performing services for the recipient or any Plan Year beginning during or after that initial 12-month period.

     (b) Full-Time Basis.  An individual is considered to be employed on a
         --------- -----
full-time basis if the individual completes the lesser of 1,500 Hours of Service or 75% of the median number of Hours of Service credited to Employees who perform similar services for the recipient. If no Employees perform similar services during the current period, the median shall be based on the performance of similar services by Employees during a prior Plan Year. An individual is not considered employed on a full-time basis unless the individual completes at least 1,000 Hours of Service.

     (c) Conditions.  A Leased Employee shall be treated as an Employee unless:
         ----------

         (i) 20% of Non-Highly Compensated Work Force.  Leased Employees do not
             --- -- ---------- ----------- ---- -----
constitute more than 20% of the recipient's non-highly compensated work force, and

         (ii) Covered by Plan Described in Code Section 414(n).  The Leased
              ------- -- ---- --------- -- ---- ------- ------
Employee is covered by a money purchase pension plan described in Code Section 414(n) with a nonintegrated employer contribution rate of at least 10% of HCE Compensation, immediate participation, and full and immediate vesting. Immediate participation shall not be required for a Leased Employee who received less than $1,000 in compensation from the leasing organization in each Plan Year during the four-year period ending with the current Plan Year.

     A Leased Employee includes a leased owner or a leased manager determined to be a Leased Employee under Code Section 414(o) and the Regulations.

                                   ARTICLE 4
                                   ------- -

                                 Contributions
                                 -------------


4.1  Contributions.
     -------------

     The following contributions are permitted or required for a Plan Year.

     (a) ESOP Contributions.  The Employer may make an ESOP Contribution for
         ---- -------------
each Plan Year.

     (b) Restoration of Forfeiture.  When restoration of a forfeiture is
         ----------- -- ----------
required under Article 6 and current forfeitures and trust earnings applied for that purpose are insufficient, the Employer shall contribute the necessary additional amount.


4.2  ESOP Contribution.
     ---- ------------

     The Employer may make an "ESOP Contribution" for a Plan Year on behalf of all eligible Employees. Subject to the restrictions of this plan, the ESOP Contribution shall be sufficient to meet the Current Obligations of this plan to the extent the Current Obligations are not paid with cash dividends. To the extent the ESOP Contribution is made in cash, the ESOP Contribution may be used to repay an Exempt Loan used to purchase Employer Stock for this plan.

     "Current Obligations" means trust financial obligations arising from an Exempt Loan to the trust, and payable in cash within one year from the date an Employer Contribution is due.


4.3  Limits on Employer Contributions.
     ------ -- -------- -------------

     Employer Contributions are subject to the following limits:

     (a) Deduction.  Employer Contributions for a Plan Year shall not exceed
         ---------
the amount allowable as a deduction under Code Section 404. A nondeductible contribution may be subject to a 10% excise tax.

     (b) Annual Additions.  Employer Contributions are subject to the limit on
         ------ ---------
Annual Additions stated in Article 5.

4.4  Return of Employer Contributions.
     ------ -- -------- -------------

     (a) Mistake of Fact.  Part or all of any Employer Contribution made by
         ------- -- ----
mistake of fact shall be returned to the Employer, upon demand, within one year after payment of the contribution.

     (b) Nondeductible.  Each Employer Contribution is conditioned on its
         -------------
deductibility under Code Section 404. Unless necessary for the trust to meet its Current Obligations, a nondeductible Employer Contribution shall be returned to the Employer, upon demand, before the due date for the Employer's federal income tax return for the taxable year for which the contribution was made. The portion of the contribution to be returned shall not exceed the amount determined to be nondeductible.

     (c) Amount.  The amount that may be returned shall be determined as of the
         ------
Valuation Date coinciding with or most recently preceding the date of repayment. The amount shall be the excess of the amount contributed over the amount that is deductible or the amount that would have been contributed if the mistake of fact had not occurred. Earnings attributable to the excess amount shall not be returned. Losses attributable to the excess amount shall reduce the amount returned. The amount returned shall not reduce a Participant's account to less than the account balance would have been on the applicable Valuation Date had the excess amount not been contributed.


4.5  Reduction of Employer Contribution for Leased Employees.
     --------- -- -------- ------------ --- ------ ---------

     If a Leased Employee becomes a Participant in this plan, any Employer Contribution which would be made for and allocated to the Leased Employee shall be reduced by any contribution made by the leasing organization for the Participant to a qualified retirement plan for services performed by the Leased Employee for the Employer.


4.6  Timing of Contributions.
     ------ -- -------------

     Any Employer Contribution shall be paid to the Trustee on or before the date prescribed by law (including extensions) for filing the Employer's federal income tax return for the taxable year. The Employer also shall identify the type and amount of each contribution for a Plan Year by written communication to the Trustee on or before the date final allocations are performed under Article
5.  If property other than
cash is contributed, the property shall be valued at fair market value at the time of contribution.


                                   ARTICLE 5
                                   ------- -

                                  Allocations
                                  -----------


5.1  Accounts.
     --------

     The Administrator shall maintain the necessary number of accounts for each Participant. The Administrator shall maintain the accounts described in (a) below:

     (a) ESOP Account.  "ESOP Account" means a separate account for a
         ---- -------
Participant that is credited with shares of Employer Stock. The ESOP Account shall consist of subaccounts known as Employer Stock Accounts and, if applicable, Other Investments Accounts.

         (i)   Employer Stock Account.  "Employer Stock Account" means the
               ----------------------

portion of a Participant's ESOP Account that is credited with shares of Employer Stock. There shall be a separate Employer Stock Account for Employer Stock purchased with each Exempt Loan, and a separate Employer Stock Account for Employer Stock acquired by the trust without an Exempt Loan. An Employer Stock Account shall include stock dividends paid on Employer Stock allocated to such account and Employer Stock purchased with cash dividends to the extent those dividends were not used to repay an Exempt Loan or distributed to Participants.

         (ii)  Other Investments Account.  "Other Investments Account" means the
               ----- ----------- -------
portion of a Participant's ESOP Account credited with cash or the Participant's share of the net income (or loss) on investments of a permanent nature. An Other Investments Account shall not be required to be maintained unless, and until, investments of a permanent nature, other than Employer Stock, are held in a Participant's ESOP Account.

         (iii) Employer Stock. "Employer Stock" means Employer securities within
               --------------
the meaning of Code Section 409(l).

     (b) Accounting Only.  Separate accounts shall be maintained for accounting
         ---------- ----
purposes only and shall not require segregated investment of amounts allocated to separate accounts except as specified in Article 9.

5.2  Allocations.
     -----------

     As of each applicable Valuation Date, the contributions to this plan and/or Employer Stock released under Section 9.4(i) shall be allocated to each Participant's accounts as follows:

     (a)  ESOP Contribution.
          ---- ------------

          (i) Eligibility.  A Participant shall be eligible for a share of the
              -----------
ESOP Contribution or Employer Stock allocated as a result of the ESOP Contribution for each Plan Year in which (A) the Participant completes at least 1,000 Hours of Service during the Plan Year, or (B) the Participant's employment terminates on or after the Participant's Normal Retirement Date or due to death or Total Disability. Each Participant with an Employer Stock Account at the payment date for cash dividends (payable with respect to Employer Stock held in the Participant's accounts) shall be eligible for the allocation of cash dividends on that Employer Stock.

              For the short Plan Year, the number of Hours of Service a Participant must complete shall be 500.

          (ii)  Allocation.
                ----------

                (A) Cash Dividend and Cash Contributions.  Subject to (D) below,
                    ---- -------- --- ---- -------------
all cash dividends paid to the trust, plus earnings, with respect to Employer Stock purchased with an Exempt Loan, may be used to pay Current Obligations with respect to the Exempt Loan, or to prepay that Exempt Loan to the extent prepayment would not violate the terms of the Exempt Loan. If cash dividends are not used to pay or prepay an Exempt Loan, the cash dividends shall be distributed pursuant to Section 7.12. Subject to (D) below, cash contributions by the Employer, plus earnings, shall be used to pay Current Obligations or to prepay an Exempt Loan to the extent prepayment would not violate the terms of the Exempt Loan. If cash contributions are not used to pay or prepay an Exempt Loan, they shall be allocated under (D)(2) below. Employer Stock released for allocation under Section 9.4(i) as a result of the payments made on an Exempt Loan shall be allocated in accordance with (B) below.

                (B) Employer Stock.  Employer Stock released under Section 9.4
                    --------------
(i) shall be allocated as of the end of the Plan Year to the applicable account of each Participant as follows:

                    (1) Cash Dividends Value.  First, released Employer Stock
                        --------------------
with respect to an Exempt Loan which has a Fair Market Value equal to the cash dividends paid to the trust (and used to pay or prepay an Exempt Loan) during the Plan Year with respect to Employer Stock allocated to each Participant's applicable Employer Stock Account shall be allocated to that Participant's applicable account.

         (2) Proportionate Allocation. Second, if additional Employer Stock
             ------------- ----------
remains to be allocated, released Employer Stock with respect to an Exempt Loan shall be allocated to each Participant's applicable Employer Stock Account in the proportion that the Participating Compensation of each eligible Participant bears to the Participating Compensation of all eligible Participants.

     (C) Special Employer Contribution or Employer Stock Release.
         ------- -------- ------------ -- -------- ----- -------
Notwithstanding any provision of this plan to the contrary, to the extent necessary to meet the required allocation of Employer Stock under (ii)(B)(1) above, the Employer, in its sole discretion, may contribute additional Employer Stock or cash to the trust for purposes of completing such allocation. If sufficient Employer Contributions are not made for such purpose, then additional shares of Employer Stock shall be released under Section 9.4(i) for purposes of completing such allocation.

     (D) No Exempt Loan.  If this plan has no Exempt Loan with respect to a
         -- ------ ----
Participant's Employer Stock Account,

         (1) Cash Dividends.  Cash dividends paid with respect to the
             --------------
Participant's Employer Stock Account shall be distributed pursuant to Section 7.12;

         (2) Cash Contributions.  Cash contributions shall be allocated to
             ---- -------------
eligible Participants' Other Investments Accounts in the proportion described in
(B)(2) above; and

         (3) Employer Stock Contributions.  Contributions in Employer Stock
             -------- ----- -------------
shall be allocated to eligible Participants' Employer Stock Accounts in the proportion described in (B)(2) above.

     (E) Employer Stock Allocation in Numbers of Shares.  Allocation of Employer
         -------- ----- ---------- -- ------- -- ------
Stock and accountings with respect to the Employer Stock Account shall be in numbers of whole and fractional shares.

         (iii)  Definitions.
                -----------

                (A) Participating Compensation. "Participating Compensation"
                    ------------- ------------
means the Participant's Compensation for services while a Participant in Covered Employment during the Plan Year.

                    Participating Compensation may not exceed $200,000 (as adjusted under Code Section 415(d)). One $200,000 limit shall apply in the aggregate to each group consisting of a Participant who is either a 5% Owner or a Highly Compensated Employee among the 10 Highly Compensated Employees paid the most HCE Compensation and that Participant's Spouse and descendants who have not attained age 19 before the end of the Plan Year. The maximum amount of Participating Compensation shall be allocated among the 5% Owner or other Highly Compensated Employee and family members who are Participants in proportion to each individual's Participating Compensation for the Plan Year before application of the limit.

                (B) Compensation. "Compensation" means an Employee's W-2 wages
                    ------------
as provided in Regulations under Code Section 415 plus Elective Deferrals and any amount that is excluded from gross income pursuant to Code Section 125; but excluding, whether or not includable in income, reimbursements or other expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation, and welfare benefits. "Elective Deferrals" means the elective contributions made for the Participant and any other portion of the Participant's income deferred and excluded from current taxation under Code Sections 402(a)(8) (a cash or deferred 401(k) profit-sharing plan); 402(h) (a simplified employee pension plan); or 403(b) (a tax-sheltered annuity).

     (b) Restoration of Forfeiture.  If a forfeited amount is required to be
         ----------- -- ----------
restored under Article 6, that amount shall be allocated to the account from which the amount was forfeited.

5.3  Allocation Limitation.
     ---------- ----------

     (a) Nonrecognition of Gains.  If a shareholder sells Employer Stock to
         -------------- -- -----
this plan and elects not to recognize gain under Code Section 1042, no plan assets attributable to the Employer Stock acquired in such transaction shall be allocated to the account of:

         (i) Selling Shareholder.  The selling shareholder,
             ------- -----------

         (ii) Family Members. Individuals related to the selling shareholder or
              ------ -------
the decedent, as described in Code Section 267(b), or

         (iii)  25% Plus Shareholder.  Any individual who owns (or is
                --- ---- -----------
consideredd to own under Code Section 318(a)) more than 25% of any class of stock of the Employer or a Related Employer.

     (b) Nonapplication to Certain Lineal Descendants.  Subsection (a)(ii)
         -------------- -- ------- ------ -----------
above shall not apply to Participants who are lineal descendants of the selling shareholder if the total amount allocated to those Participants does not exceed 5% of the Employer Stock acquired by this plan as a result of a transaction described in (a) above. If the total amount that would be allocated to Participants who are lineal descendants of the selling shareholder would exceed 5% of the Employer Stock acquired as a result of the transaction, the allocation to the lineal descendants shall be limited to 5% of the Employer Stock acquired under this section. Any amounts that cannot be allocated to lineal descendants due to the limit under the preceding sentence shall be allocated to other Participants on a pro rata basis.

     (c) Expiration of Restrictions.  The restrictions under subsections (a)(i)
         ---------- -- ------------
and (a)(ii) above shall expire 10 years after the later of (i) the date the plan purchases the Employer Stock, or (ii) the date the final allocation of the Employer Stock if the purchase was financed by a Securities Acquisition Loan.


5.4  Stock Dividends on Employer Stock, Stock Splits, Etc.
     ----- --------- -- -------- -----  ----- ------  ---

     Each Participant's Employer Stock Account will be credited with the Participant's share of Employer Stock (including fractional shares) representing
(i) stock dividends paid on Employer Stock, (ii) a stock split, or (iii) stock received by the Trustee as a result of a reorganization or other recapitalization of the Employer. However, stock dividends or other Employer Stock received with respect to Employer Stock that is encumbered, or held in a suspense account, pursuant to Section 9.4 shall be added to the encumbrance or suspense account, and shall be released and allocated as provided in Section 9.4 and Section 5.2.

5.5  Forfeitures.
     -----------

     Forfeitures shall be allocated first to restore any forfeited amounts that are required to be restored under Article 6. Any remaining forfeitures shall be allocated as an additional ESOP Contribution.

     (a) Timing.  Forfeitures shall occur as of the dates specified in Article
         ------
6. Forfeitures that occur during a Plan Year shall be allocated as of the end of that Plan Year.

     (b) Annual Addition Limitation.  Any forfeitures that cannot be allocated
         ------ -------- ----------
under (a) due to the limitation on Annual Additions shall be held and applied pursuant to Section 5.9.

     (c) Investment Experience.  Each forfeiture shall remain in the account of
         ---------- ----------
the forfeiting Participant and shall share in the investment experience of the trust through the date as of which the forfeiture is allocated.

     (d) Limitation on Allocation.  Forfeitures shall not be allocated to the
         ---------- -- ----------
account of any forfeiting Participant.


5.6  Allocation of Earnings, Losses, and Expenses; Revaluation of Assets.
     ---------- -- --------  ------  --- --------  ----------- -- ------

     (a) Earnings, Losses, and Expenses.  As soon as administratively feasible
         --------  ------  --- --------
after each Valuation Date, the Administrator shall credit each Participant's accounts other than Employer Stock Accounts with the proportion of the net earnings of such accounts and of the net gain from the disposition of assets of such accounts since the last Valuation Date, as the balance of each such account bears to the aggregate balances of all such accounts before allocations of contributions and forfeitures; and shall charge each such account with any net loss suffered by the trust since the last Valuation Date, and any expenses paid from the trust since the last Valuation Date, and any expenses paid from the trust, in the same proportion and manner as earnings and gains are credited to those accounts. Interest paid under an installment contract for the purchase of Employer Stock or on an Exempt Loan used to purchase Employer Stock shall not be deemed an expense under this provision.

     (b)  Revaluation of Trust.
          ----------- -- -----

          (i) Employer Stock.  As soon as administratively feasible after each
              -------- -----
Valuation Date, the Administrator shall determine Fair Market Value of the Employer Stock and shall certify to the Trustee the Fair Market Value. The Trustee shall thereupon adjust its records to reflect Fair Market Value. Determination of Fair Market Value shall be made in good faith and in accordance with this plan and with Regulations under ERISA Section 3(18). Fair Market Value of Employer Stock acquired after December 31, 1986, shall be determined annually by an independent appraiser selected by the Employer, meeting requirements similar to those described in Code Section 170(a)(1), in accordance with Code Section 401(a)(28) and

Regulations. The Employer shall cooperate with, and allow access to and furnish relevant information to, the independent appraiser for purposes of performing the valuation of Employer Stock.

         (ii) Other Accounts.  After the allocations described in (a) above, the
              ----- --------
Trustee shall revalue, at fair market value, the assets of the trust other than the Employer Stock held in the Employer Stock Accounts. The amount in each account other than the Employer Stock Account shall be adjusted as of the Valuation Date so that the ratio of the adjusted amount in each such account to the total assets of all such accounts equals the ratio of the amount in the account before adjustment to the total assets of all such accounts before adjustment.

     (c) No Earnings on Distributions.  A Participant's accounts shall not be
         -- -------- -- -------------
credited with any interest or earnings for the period between the last Valuation Date preceding the date of distribution and the date of distribution.


5.7  Sale or Purchase of Employer Stock.
     ---- -- -------- -- -------- -----

     Each Participant's Employer Stock Account and Other Investments Account will be adjusted as of the applicable Valuation Date as follows:

     (a) Sale of Employer Stock.  Each Participant's Employer Stock Account
         ---- -- -------- -----
will be debited with the Participant's share of Employer Stock (including fractional shares) sold by the trust from that account for any reason. The proceeds received from the sale shall be credited directly to the Participant's Other Investments Account. If unallocated Employer Stock is sold, the proceeds, as necessary, shall be used to repay, or prepay, the Exempt Loan by which such stock was purchased. After payment of the Exempt Loan, if additional proceeds from the sale of such Employer Stock remain, the proceeds shall be considered earnings and gains of the trust on ESOP Accounts, and shall be allocated in the proportion that the Employer Stock in the Participant's Employer Stock Account with respect to that Exempt Loan bears to the aggregate Employer Stock in all Participant's Employer Stock Accounts with respect to that Exempt Loan.

     (b) Purchase of Employer Stock.  If the Trustee purchases Employer Stock
         -------- -- -------- -----
with cash rather than with the proceeds of an Exempt Loan, each Participant's Other Investments Account will be debited with the Participant's share of the purchase price for Employer Stock purchased by the trust, and the shares purchased (including fractional shares) shall be credited directly to the Participant's Employer Stock Account.

5.8  Limitation on Annual Additions.
     ---------- -- ------ ---------

     The total Annual Additions for a Participant for any Limitation Year shall not exceed the lesser of the Percentage Limit or the Defined Contribution Dollar Limit.

     (a) Annual Additions.  For Limitation Years beginning after December 31,
         ------ ---------
1986, "Annual Additions" for a Participant for a Limitation Year means the sum of:

         (i)   Employer Contributions and Forfeitures.  The Participant's share
               -------- ------------- --- -----------
of the Employer's contributions and forfeitures;

         (ii)  After-Tax Employee Contributions.  The Participant's after-tax
               ----- --- -------- -------------
employee contributions;

         (iii) Post-Retirement Medical Benefits Account.  For purposes of the
               --------------- ------- -------- -------
Defined Contribution Dollar Limit and for Limitation Years beginning after December 31, 1985, amounts allocated to the separate post-retirement medical benefits account of a Key Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e);

         (iv)  Individual Medical Benefit Account. For purposes of the Defined
               ---------- ------- ------- -------
Contribution Dollar Limit, contributions allocated for Limitation Years beginning after March 31, 1984, to an individual medical benefit account in a pension or annuity plan, as defined in Code Section 415(l)(2);

         (v)   Excess Deferrals. For the Limitation Years during which these
               ----------------
amounts were contributed, excess deferrals that are not distributed to a Participant by the first April 15th following the end of the Participant's taxable year;

         (vi)  Excess Contributions and Excess Aggregate Contributions. For the
               ------ ------------- --- ------ --------- -------------
Limitation Years during which these amounts were contributed, excess contributions and excess aggregate contributions whether or not distributed to a Participant; and

         (vii) Excess Annual Addition Applied. An excess Annual Addition from
               ------ ------ -------- -------
the preceding Limitation Year applied to reduce the Employer Contributions for the current Plan Year.

     (b) Defined Contribution Dollar Limit .  For Limitation Years beginning
         ------- ------------ ------ ------
after December 31, 1986, "Defined Contribution Dollar Limit" means $30,000 (or 25% of the defined benefit dollar limit under Code Section 415(b)(1)(A), if greater).

     (c) Percentage Limit.  "Percentage Limit" means 25% of the Participant's
         ---------- -----
Section 415 Compensation from the Employer for the Limitation Year.

     (d) ESOP Exceptions.  If no more than one-third of the Annual Addition
         ---- ----------
under this plan for a Plan Year is allocated to the accounts of Highly Compensated Employees, the following special rules shall apply:

        (i)   Dollar Limitation Increase.  For Plan Years beginning before
              ------ ---------- --------
July 13, 1989, the Defined Contribution Dollar Limit (but not the Percentage Limit) for each Participant eligible for an allocation pursuant to Section 5.2(a)(i) shall be increased by the lesser of (A) the Defined Contribution Dollar Limit, or (B) the portion of the Employer Contribution used to pay principal of an Exempt Loan, multiplied by a fraction. The numerator of the fraction is the Participating Compensation of the Participant, and the denominator is the Participating Compensation of all Participants eligible for an allocation under Section 5.2(a)(i).

        (ii)  Certain Forfeitures Not Annual Additions.  Forfeitures of Employer
              ------- ----------- --- ------ ---------
Stock acquired by this plan with a loan described in Code Section 404(a)(9)(A) and allocated to a Participant's account shall not be deemed an Annual Addition.

        (iii) Employer Contribution To Pay Interest Not Annual Addition.  The
              -------- ------------ -- --- -------- --- ------ --------
Employer contribution for a Plan Year deductible under Code Section 404(a)(9)(B) and not allocated to a Participant's account shall not be deemed an Annual Addition.

    (e) Section 415 Compensation.  "Section 415 Compensation" means a
        ------- --- ------------
Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) actually paid (or accrued for Limitation Years beginning before January 1, 1992) and includable in gross income for the Limitation Year.

        (i) Exclusions.  Section 415 Compensation excludes:
            ----------

            (A) Contributions.  Contributions (including Elective Deferrals)
                -------------
to a plan of deferred compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

              (B) Nonqualified Stock Option.  Amounts realized from the exercise
                  ------------ ----- ------
of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

              (C) Qualified Stock Option.  Amounts realized from the sale,
                  --------- ----- ------
exchange, or other disposition of stock acquired under a qualified stock option;

              (D) Other Amounts. Other amounts that received special tax
                  ----- -------
benefits (including any amount that is excluded from gross income under Code
Section 125), or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code
Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee); and

              (E) $200,000 Limit. Amounts in excess of $200,000 (as adjusted
                  -------- -----
under Code Section 415(d)).

         (ii) Estimation.  Until Section 415 Compensation is actually
              ----------
determinable, the Employer may use a reasonable estimate of Section 415 Compensation. As soon as administratively feasible, actual Section 415 Compensation shall be determined.

     (f) Limitation Year.  "Limitation Year" means the Plan Year.
         ---------- ----

         (i)  Change.  If the Limitation Year is amended to a different 12-month
              ------
period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         (ii) Short Limitation Year. If a short Limitation Year is created by an
              ----- ---------- ----
amendment, the maximum Annual Addition shall not exceed the Defined Contribution Dollar Limit multiplied by a fraction. The numerator of the fraction is the number of months in the short Limitation Year and the denominator is 12.

     (g) Related Employer Aggregation.  All plans maintained by the Employer
         ------- -------- -----------
and any Related Employer, all contributions under those plans, and Section 415 Compensation from the Employer and any Related Employer shall be aggregated for purposes of applying this section and the remainder of this article.

5.9    Excess Additions.
       ------ ---------

       (a) Before Contribution.  If the Annual Additions limitation will be
           ------ ------------
exceeded for a Participant, the Employer Contribution for the Plan Year may be reduced before payment to the Trustee to the maximum amount permitted under
Section 5.8.

       (b) After Contribution.  If the Annual Additions limitation would be
           ----- -------------
exceeded for a Participant as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's annual Section 415 Compensation, a reasonable error in determining the amount of Elective Deferrals permissible under the limits of Code Section 415, or other facts and circumstances permitted by the Commissioner of Internal Revenue, the excess amount shall be held in a suspense account.

           (i)   Reduce Employer Contribution. The amount in the suspense
                 ------ -------- ------------
account shall be used to reduce an Employer Contribution for the next Plan Year and shall be allocated before other Annual Additions are allocated.

           (ii)  Plan Termination. If this plan is terminated or contributions
                 ---- -----------
to this plan are discontinued while there is a suspense account, the allocation shall be made as of the end of the next Plan Year or, if earlier, as of the date of termination or discontinuance.

           (iii) No Investment Experience.  No investment experience shall be
                 -- ---------- ----------
allocated to a suspense account.

     (c) No Distribution.  Excess Annual Additions held in a suspense account
         -- ------------
may not be distributed to Participants or former Participants.

     (d) Plan Order.  The excess allocation shall be eliminated under the terms
         ---- -----
of the profit-sharing plan maintained by the Employer. If the excess cannot be completely eliminated under the terms of that plan, any remaining excess shall be eliminated under the terms of this section.


                                   ARTICLE 6
                                   ------- -

                       Determination of Vested Percentage
                       ------------- -- ------ ----------


6.1  Year of Vesting Service.
     ---- -- ------- -------

     (a) Credit.  An Employee shall be credited with a "Year of Vesting
         ------
Service" for each Vesting Period in which the Employee completes at least 1,000 Hours of Service, including Vesting Periods before the Employee became a Participant.

     The "Vesting Period" for determining Years of Vesting Service and the existence of Breaks in Service under this article shall be the Plan Year. For a short Plan Year, the Vesting Period shall be the 12-month period ending on the last day of the short Plan Year.

     (b) No Credit.  An Employee shall not be credited with Years of Vesting
         -- ------
Service for service before the original effective date of this plan.


6.2  Vested Percentage.
     ------ ----------

     (a) Vesting Schedule.  A Participant's vested percentage with respect to
         ------- --------
the Participant's ESOP Account shall be determined as follows:

     Years of Vesting Service         Vested Percentage
     ----- -- ------- -------         ------ ----------
     Less than 5 years                      -0-
     5 years or more                        100%

     (b) Transitional Rule.  The vested percentage with respect to the accounts
         ------------ ----
listed under (a) above for each Participant employed before July 3, 1989, shall be:

     Years of Vesting Service        Vested Percentage
     ----- -- ------- -------        ------ ----------
     Less than 4 years                       -0-
     4 years                                 40%
     5 years or more                        100%

     (c) Normal Retirement Date, Death, or Disability .  A Participant's vested
         ------ ---------- ----  -----  -- -----------
percentage with respect to all of the Participant's accounts shall be 100% upon the earlier of the Participant's Normal Retirement Date or the date the Participant's employment terminates due to death or Total Disability.


6.3  Cashout.
     -------

     (a) Partial Vesting.  If a Participant's employment terminates and the
         ------- -------
Participant's entire Vested Account Balance is distributed before the last day of the second Plan Year after the Plan Year during which the Participant's employment terminated, any nonvested amount shall be forfeited as of the date of distribution.

     If the Participant is reemployed by the Employer or a Related Employer before the Participant has five consecutive Breaks in Service and repays the entire amount distributed before the earlier of five years after the date the Participant is reemployed or the date the Participant has five consecutive Breaks in Service, the forfeited amount shall be restored to the Participant's account as of the date of repayment.

     (b) Zero Vesting.  If a Participant's employment terminates and the
         ---- -------
Participant's vested percentage under Section 6.2(a) or (b) is zero, any nonvested amount shall be forfeited as of the date that the Participant's employment terminates. If the former Participant is reemployed by the Employer or a Related Employer before the Participant has five consecutive Breaks in Service, the forfeited amount shall be restored as of the date the Participant is reemployed.


6.4  Five Breaks in Service.
     ---- ------ -- -------

     (a) Cancellation of Vesting Service.  If an Employee whose vested
         ------------ -- ------- -------
percentage under Section 6.2(a) or (b) is zero has five consecutive Breaks in Service, the Participant's Years of Vesting Service credited before the Breaks in Service shall be permanently canceled.

     (b) Forfeiture of Nonvested Amount.  Unless previously forfeited, a
         ---------- -- --------- ------
Participant's nonvested amount shall be permanently forfeited as of the end of the Vesting Period that includes the Participant's fifth consecutive Break in Service.


6.5  Death After Termination/Lost Recipient.
     ----- ----- ----------- ---- ---------

     (a) Death After Termination.  If a Participant whose vested percentage
         ----- ----- -----------
under Section 6.2(a) or (b) is not 100% dies after termination of employment but before the Participant has five consecutive Breaks in Service, the remaining Vested Account Balance shall be distributed pursuant to Article 7. Any nonvested amount that was not forfeited previously shall be forfeited as of the date of the Participant's death.

     (b) Lost Recipient.  If a Person entitled to a payment cannot be located,
         ---- ---------
the Participant's account shall be forfeited as of the date the Administrator certifies to the Trustee that the Person cannot be located. The Participant's Vested Account Balance shall be restored to the Participant's account if the Person entitled to the payment submits a written election of method of payment.

6.6  Vested Account Balance and Nonvested Amount.
     ------ ------- ------- --- --------- ------

     (a) Vested Amount.  "Vested Account Balance" as of the date of
         ------ ------
determination means the balances in the Participant's accounts listed under
Section 6.2(a) or Section 6.2(b) multiplied by the Participant's vested percentage.

     (b) Nonvested Amount.  The remainder shall be the Participant's nonvested
         --------- ------
amount.

     (c) Partial Distribution of Vested Account Balance.  If part of the
         ------- ------------ -- ------ ------- -------
Participant's Vested Account Balance is distributed or reduced for any reason before the Participant's vested percentage is 100%, the remaining amount in the affected account shall be maintained in a separate account. The Participant's vested amount with respect to the separate account is equal to P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage; AB is the separate account balance, after allocations and revaluation, as of the end of the most recent Plan Year; D is the amount of the distribution; and R is a fraction. The numerator of the fraction is AB, and the denominator is the separate account balance remaining immediately after the distribution. If a separate account is maintained, it shall be merged into the Participant's regular account at the end of the Plan Year in which the Participant's vested percentage under Section 6.2(a) or (b) becomes 100%.


6.7  Source of Forfeitures.
     ------ -- -----------

     Any amount to be forfeited from a Participant's ESOP Account under this article shall be forfeited first from the Participant's Other Investments Account. If additional amounts are to be forfeited from the ESOP Account after the Participant's Other Investments Account is exhausted, the additional amounts to be forfeited shall be forfeited proportionally from each of the Participant's Employer Stock Accounts.


                                  ARTICLE 7
                                  ------- -


                                 Distributions
                                 -------------


7.1  Distributive Events.
     ------------ ------

     The following events shall permit distribution.

     (a) Normal Retirement Date.  A Participant's employment terminates at or
         ------ ---------- ----
after the Participant's Normal Retirement Date. "Normal Retirement Date" means the date the Participant attains age 65.

     (b)  Death.  A Participant dies.
          -----

     (c) Total Disability.  A Participant suffers a Total Disability while an
         ----- ----------
Employee. "Total Disability" means the inability of the Participant due to a physical or mental condition to perform the duties of the Participant's employment. The Administrator may require that one or more physicians (chosen or approved by the Administrator) certify whether or not Total Disability exists. This certification shall be conclusive.

     (d) Other Termination of Employment.  A Participant's employment
         ----- ----------- -- ----------
terminates for any reason. A transfer between Covered Employment and any other employment with the Employer, or a transfer between the Employer and a Related Employer, is not a termination of employment.

     (e) Transfer of Employment.  A Participant transfers to a Related Employer
         -------- -- ----------
that has not adopted this plan and the Participant requests transfer of the Participant's Vested Account Balance to the qualified retirement plan maintained by the Related Employer.

     (f) Attainment of Age 70 1/2.  A Participant attains age 70 1/2.
         ---------- -- --- ------

     (g) QDRO.  This plan receives a QDRO and the Administrator directs the
         ----
Trustee to pay benefits to an alternate payee as set forth in the QDRO.

         "QDRO" means a qualified domestic relations order, as defined in Code
Section 414(p), that is issued by a competent state court and that meets the following conditions:

         (i)   Alternate Payee. The alternate payee must be the Spouse or former
               --------- -----
Spouse or a child or other dependent of the Participant.

         (ii)  Reason for Distribution. The distribution must relate to alimony,
               ------ --- ------------
support of a child or other dependent, or a division of marital property.

         (iii) Contents.  The QDRO must contain the name and address of the
               --------
Participant and the alternate payee, the amount of the distribution or percentage of the Participant's account to be distributed, the Valuation Date as of which the amount or percentage is to be determined, and instructions concerning the timing and method of distribution.

         (iv)  Restrictions. A QDRO may not require (A) this plan to pay more to
               ------------
the Participant and all alternate payees than the Participant's Vested Account Balance; (B) a method, commencement date, or duration of payment not otherwise permitted under this article; and (C) cancellation of the prior rights of another alternate payee.

     (h) Plan Termination; Partial Termination .  Termination of this plan with
         ---- -----------  ------- ------------
respect to all Participants or partial termination with respect to Participants affected by the partial termination.

     (i) Diversification of Investments .  A Participant requests liquidation of
         --------------- -- ------------
a portion of the Participant's ESOP Account under Section 9.8 of this plan.


7.2  Valuation for Distribution.
     --------- --- ------------

     The Participant's Vested Account Balance shall be determined as of the Valuation Date coinciding with or most recently preceding the date of the distribution. The amount distributed shall not include investment experience for the period from the Valuation Date to the date of distribution. Separate valuations shall be performed for segregated accounts that are commingled for investment and any accounts that are separately invested without commingling. The amount to be distributed shall be reduced by the amount of any distribution or withdrawal during the period from the Valuation Date to the date of distribution.


7.3  Method and Form of Distribution.
     ------ --- ---- -- ------------

     (a) Method of Distribution.  Distribution shall be made in a single
         ------ -- ------------
payment or, if necessary, in one or more payments within one taxable year of the recipient.

     (b) Form of Distribution/ESOP Accounts.
         ---- -- ------------ ---- --------

         (i) Distribution in Employer Stock. A Participant or Beneficiary
             ------------------------------
entitled to a distribution of benefits may demand that the ESOP Account be paid in Employer Stock, except that the value of any fractional share may be paid in cash.

             (A) Source of Shares.  The Trustee may meet a current distribution
                 ------ -- ------
obligation by use of the Participant's Employer Stock Account only, by use of the Participant's Other Investments Account to acquire Employer Stock, or by partial use of each account.

              (B) Acquisition of Additional Shares. A balance in the
                  ----------- -- ---------- ------
Participant's Other Investments Account will be applied to acquire the maximum number of whole shares of Employer Stock, at the then Fair Market Value, as necessary to meet the current distribution obligation to the Participant. Employer Stock to be acquired by use of the Participant's Other Investments Account may be acquired from any source, including the Employer Stock Accounts of all other Participants.

              (C) Method of Acquisition From Other Participant's Employer Stock
                  ------ -- ----------- ---- ----- ------------- -------- -----
Accounts. If Employer Stock is acquired from the Employer Stock Accounts of all
--------
other Participants, the acquisition shall be from all other Participants' Employer Stock Accounts at the then Fair Market Value. The Employer Stock Accounts shall be debited on a reasonable, nondiscriminatory, pro rata basis. The amount applied from the Participant's Other Investments Account to acquire the Employer Stock shall be credited to all other Participants' Other Investments Accounts on the same reasonable, nondiscriminatory, pro rata basis.

         (ii) Failure to Demand Payment in Employer Stock.  If a Participant or
              ------- -- ------ ------- -- -------- -----
Beneficiary is entitled to and does not demand payment of benefits in Employer Stock, after notification by the Administrator of that right, benefits may be paid in cash, in Employer Stock, or in a combination of both, as directed by the Administrator. If benefits are paid in cash, the amount payable shall be the net proceeds received by the Trustee with respect to the sale of Employer Stock from the Participant's Employer Stock Account, plus the value of the Participant's Other Investments Account.

     (c) Form of Distribution/Other Accounts.  Accounts other than ESOP
         ---- -- ------------ ----- ---------
Accounts shall be distributed to the Participant or Beneficiary in cash.


7.4  Minimum Distribution.
     ------- ------------

     The minimum amount that must be distributed for each calendar year beginning with the calendar year in which the Participant attains age 70 1/2 ("Minimum Distribution") shall be equal to the greater of the minimum required distribution under Regulations Section 1.401(a)(9)-1 or the minimum distribution incidental benefit under Regulations Section 1.401(a)(9)-2.

7.5  Time of Distribution.
     ---- -- ------------

     (a) Immediate Distribution.  Distribution shall begin on the Earliest
         --------- ------------
Distribution Date.

         (i)  Earliest Distribution Date.  "Earliest Distribution Date" means
              -------- ------------ ----
the first date on which distribution is administratively feasible following the end of the Plan Year that includes the distributive event or, if later, after election of distribution.

         (ii) Exceptions.
              ----------

              (A) Death. The time of distribution following death of a
                  -----
Participant is determined under Section 7.6.

              (B) QDRO. Distribution to an alternate payee under a QDRO shall
                  ----
be paid to the alternate payee at the time specified in the order, whether or not the Participant has attained the age of 50 and even though the Participant continues to be an Employee.

              (C) Plan Termination/Partial Termination. Distribution to
                  ---- ----------- ------- -----------
affected Participants shall be made as soon as administratively feasible after termination or partial termination of this plan and receipt of applicable approvals.

     (b) Normal Distribution Date.  Distribution due to termination of
         ------ ------------ ----
employment for any reason other than death shall begin not later than 60 days after the end of the Plan Year that includes the Participant's Normal Retirement Date or, if later, the end of the Plan Year in which employment terminates. If the amount cannot be ascertained at that date, distribution retroactive to that date shall be made within 60 days of the date that the amount can be determined.

         A Participant may not elect to defer distribution beyond the date described in the preceding paragraph.

     (c) Required Distribution.  Distribution to a Participant shall begin not
         -------- ------------
later than the Participant's Required Beginning Date.

         (i)  Required Beginning Date.  "Required Beginning Date" means:
              -------- --------- ----

              (A) General.  The April 1 following the calendar year in which the
                  -------
Participant attains age 70 1/2.

              (B) Age 70 1/2 in 1988. For a Participant who is not a 5% Owner
                  --- ------ -- ----
and attained age 70 1/2 during 1988, April 1, 1990.

              (C) Age 70 1/2 Before 1988. For a Participant who attained age 70
                  --- ------ ------ ----
1/2 before January 1, 1988, and who is not a 5% Owner, the April 1 after the calendar year in which the Participant's employment terminates, or if the Participant becomes a 5% Owner, the April 1 following the calendar year in which the Participant becomes a 5% Owner.

              (D) 5% Owner. For purposes of this definition, a Participant is
                  -- -----
treated as a 5% Owner if the Participant is a 5% Owner during the Plan Year in which the Participant attains age 66 1/2 or any later Plan Year. Once distribution begins to a 5% Owner, it shall continue even if the Participant ceases to be a 5% Owner.

         (ii) Payment.  Unless paid during the calendar year in which the
              -------
Participant attains age 70 1/2 (or the calendar year before the Participant's Required Beginning Date, if later), the Minimum Distribution for that calendar year shall be paid not later than the Required Beginning Date. The Minimum Distribution for each subsequent calendar year shall be paid by the last day of the calendar year for which it is required.

     (d) TEFRA Election.  Distribution may be made at the time (and by the
         ----- --------
method) specified in a TEFRA Election even if later than the Required Beginning Date. "TEFRA Election" means a written election made before January 1, 1984, pursuant to the transitional rules of Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982. An amendment or revocation of a TEFRA Election shall void the election, and the Participant's benefits shall be distributed pursuant to this article. Designation of a different or additional beneficiary shall not void a TEFRA Election if the designation does not directly or indirectly alter the time when benefits begin or the period over which benefits are to be paid.


7.6  Death of Participant.
     ----- -- -----------

     (a) Death Before Required Beginning Date.  If the Participant dies before
         ----- ------ -------- --------- ----
the Required Beginning Date, distribution shall be made to the Participant's Beneficiary as soon as administratively feasible following the end of the Plan Year in which the Participant dies or, if later, after election of distribution.

         (i) Spouse as Beneficiary. If the Spouse is the Beneficiary, the Spouse
             ------ -- -----------
may elect distribution at any time after the Participant's death. Distribution must be made on or before the last day of the calendar year in which the Participant would have attained age 70 1/2 or, if later, the last day of the calendar year following the calendar year in which the Participant died. If the Spouse dies before distribution is made, distribution shall be made under (ii) as though the Spouse were the Participant.

         (ii) Default Rule.  Distribution of the Participant's Vested Account
              ------- ----
Balance shall be paid in a lump sum no later than the last day of the calendar year that includes the fifth anniversary of the Participant's death. If the Beneficiary dies before complete distribution of the Participant's Vested Account Balance, the remainder to be distributed shall be paid in a lump sum to the successor Beneficiary no later than the last day of the calendar year that includes the fifth anniversary of the Participant's death.

     (b) Death After Required Beginning Date.  If the Participant dies after
         ----- ----- -------- --------- ----
the Required Beginning Date, any unpaid amount must be paid to the Beneficiary in a lump sum no later than the last day of the calendar year after the calendar year in which the Participant died.

7.7  Election of Method and Time of Distribution.
     -------- -- ------ --- ---- -- ------------

     (a) Permitted Elections.  To the extent permitted under this article, the
         --------- ---------
Participant or other recipient may elect the method and time of distribution.

     (b) Required Consent.  If the distributive event is termination of
         -------- -------
employment prior to the Participant's Normal Retirement Date for any reason other than death, distribution shall not be made without the Participant's consent. The consent shall be given by an election of distribution. An election of distribution shall be made within the 90-day period ending on the Benefit Starting Date.

         (i)  Notice. When consent is required, the Participant shall be
              ------
notified of the right to elect or defer distribution. The written notice shall provide an explanation of the material features and relative values of the available methods of distribution. The notice shall be provided at least 30 days and not more than 90 days before the Benefit Starting Date.

         (ii) Benefit Starting Date. "Benefit Starting Date" means the first day
              ------- -------- ----
of the first period for which an amount is distributable in any form. Generally, the Benefit Starting Date is the date on which distribution is due when all conditions and requirements for distribution have been met.

          (iii) Exception to Consent Requirement. The Participant's consent is
                --------- -- ------- -----------
not required with respect to a distribution when the Participant's Vested Account Balance, including any earlier distribution, is $3,500 or less.

     (c)  Election Requirements.
          -------- ------------

          (i)  Time. The election shall be made not later than the date
               ----
distribution begins or, if earlier, the date when distribution must begin. An election may be revoked or changed before distribution begins.

          (ii) Form.  An election shall be made in a form acceptable to the
               ----
Administrator.

     (d) Failure to Elect.  If a Person fails to elect (or multiple recipients
         ------- -- -----
cannot agree):

         (i)  Method.  The method of distribution shall be a lump sum.
              ------

         (ii) Time.  Distribution shall begin under Section 7.5(b) if the
              ----
Participant is alive or under Section 7.6(a)(ii) if the Participant died.

     (e) Additional Information.  The Administrator may require additional
         ---------- -----------
election, application or information forms required by law or deemed necessary or appropriate by the Administrator in connection with any distribution.

     (f) No Reduction or Delay of Distribution.  An election shall not cause a
         -- --------- -- ----- -- ------------
reduction in the minimum amount or delay the required time of payment of any Minimum Distribution or any distribution required after the death of a Participant.


7.8  Designation of Beneficiary.
     ----------- -- -----------

     A Participant may designate or change a Beneficiary by filing a signed designation with the Administrator in the form approved by the Administrator. The Participant's Will is not effective for this purpose.

     (a) Beneficiary.  "Beneficiary" means the Person designated by the
         -----------
Participant to receive the Participant's benefits under this plan after the Participant's death.

     (b) Spousal Consent.  If a married Participant designates or changes a
         ------- -------
Beneficiary other than the Spouse without the Spouse's consent to and acknowledgment of the effect of the designation, the designation shall be void. A consent that permits further designations without consent is void unless the Spouse expressly and voluntarily permits such designations without any further spousal consent. The consent may be limited to a specific Beneficiary and a specific method of distribution.

         (i)   Consent.  Consent by the Spouse is irrevocable.  The consent and
               -------
acknowledgment must be witnessed by an individual named by the Administrator or by a notary public. If the Spouse cannot be located or if other circumstances set forth in Regulations issued under Code Section 417 exist, the consent need not be obtained.

         (ii)  Spouse.  "Spouse" means the Participant's husband or wife at any
               ------
specified time. A former Spouse shall not be a Spouse except to the extent specified in a QDRO under Code Section 414(p).

         (iii) Successor Beneficiaries.  A Participant may designate one or more
               --------- -------------
successor Beneficiaries to the Spouse without the Spouse's consent.

         (iv)  Change of Marital Status. A Beneficiary designation by a
               ------ -- ------- ------
Participant will not be effective upon the Participant's subsequent marriage unless the Spouse consents to the designation and acknowledges the effect of the designation.

     (c) Failure to Designate.  If a Participant fails to designate a
         ------- -- ---------
Beneficiary, the Beneficiary shall be the Spouse at the time of the Participant's death and the Spouse's estate with respect to any amount remaining undistributed at the subsequent death of the Spouse. If the Participant is not survived by a Spouse, the Beneficiary for each date of distribution shall be the first of the following classes with a living member on the date of distribution:

         (i)   Children. The Participant's children, including those by
               --------
adoption, dividing the distribution equally among the Participant's children with the living issue of any deceased child taking their parent's share by right of representation;

         (ii)  Parents. The Participant's parents, dividing the distribution
               -------
equally if both parents are living;

         (iii) Brothers and Sisters.  The Participant's brothers and sisters,
               -------- --- -------
dividing the distribution equally among the Participant's living brothers and sisters.

     (d) Death of Beneficiary.  If distribution is being made to a Beneficiary
         ----- -- -----------
who dies before complete distribution, the remaining amount in the account shall be paid to the successor Beneficiary. If distribution is made to more than one Beneficiary, distribution shall continue to the survivor or survivors of them, and any remaining amount in the account upon the death of the last survivor shall be paid to the successor Beneficiary. Survivors shall include the issue of any deceased child who shall take the deceased child's share by right of representation.

     (e) No Beneficiary.  If a deceased Participant has no surviving
         -- -----------
Beneficiary under (c) above on the date a distribution is payable, the remaining balance shall be paid to the Participant's estate, if then under the active administration of a probate or similar court, or if not, to those Persons who would then take the Participant's personal property under the Michigan intestate laws then in force and in the proportions provided therein, as though the Participant had died at such time.

     (f) Determination.  The Administrator shall apply the rules of this
         -------------
section to determine the proper Persons to whom payment should be made. The decision of the Administrator shall be final and binding on all Persons.


7.9  Facility of Payment.
     -------- -- -------

     A payment under this section shall fully discharge the Employer and Trustee from all future liability with respect to that payment.

     (a) Incapacity.  If a recipient entitled to a payment is legally,
         ----------
physically, or mentally incapable of receiving or acknowledging payment, the Administrator may direct the payment to the recipient; to the recipient's legal representative; to the spouse, child, or other relative by blood or marriage of the recipient; to the individual with whom the recipient resides; or by expending the payment directly for the benefit of the recipient. A payment made to any Person other than the recipient shall be used for the recipient's exclusive benefit.

     (b) Legal Representative.  The Employer shall not be required to commence
         ----- --------------
probate proceedings or to secure the appointment of a legal representative.

     (c) Determination.  The Employer may act upon affidavits in making any
         -------------
determinations. In relying upon the affidavits or having made a reasonable effort to locate any Person entitled to payment, the Employer shall be authorized to direct payment to a successor Beneficiary or another Person. A Person omitted from payment shall have no rights on account of payments so made.

7.10  Notice of Penalties.
      ------ -- ---------

      The following penalties apply to distribution of, or failure to distribute, certain amounts under this plan.

      (a) Distribution Before Age 59 1/2.  A Participant who receives a
          ------------ ------ --- ------
distribution before attaining age 59 1/2 may be liable for an additional 10% federal income tax on any portion of the distribution included in gross income.

      (b) Excess Distributions. If a Participant or Beneficiary receives excess
          ------ -------------
distributions, as defined in Code Section 4980A(c), the Participant or Beneficiary shall be subject to a 15% penalty tax on the excess distributions.

      (c) Failure to Receive a Minimum Distribution.  For a calendar year in
          ------- -- ------- - ------- ------------
which a Participant or Beneficiary fails to receive the Minimum Distribution under Code Section 401(a)(9), the recipient shall be subject to an additional tax equal to 50% of the difference between the Minimum Distribution and the amount the recipient actually received.


7.11  Special Rules--Distribution of Employer Stock.
      ------- -----  ------------ -- -------- -----

      Upon distribution of Employer Stock, the following provisions shall apply.

      (a) Distributee's Option to Sell Benefit Shares .  Upon distribution of
          ------------- ------ -- ---- ------- -------
Employer Stock to a Participant or Beneficiary (or a donee, trustee, or other Person, including an estate to whom the Employer Stock passes as a result of a death), the recipient may elect to sell all or part of the Employer Stock (the "Benefit Shares").

          (i)  Option Period:  Lapse.  The option to sell the Benefit Shares
               ------ ------   -----
shall begin on the date of distribution and extend for a period of the next 60 days. At the end of the period, the option will temporarily lapse. After the end of the Plan Year in which the temporary lapse occurs, and after the Employer Stock is valued as of the last day of that Plan Year, each recipient who has not exercised the option to sell shall be notified of the new Fair Market Value of the Benefit Shares. Each recipient will then have period of 60 days from the date of notification to exercise the option to sell. If the option to sell is not exercised, it shall lapse at the termination of the new 60-day period and shall not be renewed.

          (ii) Written Notice. Upon a written notice to the Employer of an
               ------- ------
election to sell, the seller shall sell and the Employer shall purchase in accordance with the provisions of (c) below.

         (iii) Limitation. The 60-day option periods shall not run during a
               ----------
period of time during which the Employer is unable to purchase the Benefit Shares due to a state or federal law.

         (iv)  Nonterminable.  This option to sell, and the terms of sale as set
               -------------
forth in (c) below, shall be nonterminable for the period of the option, and shall continue in existence under this plan whether or not this plan continues as an employee stock ownership plan and whether or not this plan is discontinued.

         (v)   Assignment. The Employer may assign the obligation to purchase to
               ----------
the Trustee, with the agreement of the Trustee.

     (b) Right of First Refusal.
         ----- -- ----- --------

         (i)   Notice of Sale or Transfer. If a Participant or Beneficiary
               ------ -- ---- -- --------
should at any time intend to sell or exchange or otherwise transfer any Benefit Shares, and if the Participant obtains a bona fide offer for the purchase or exchange of the Benefit Shares, or if any of the Benefit Shares should be the subject of a proposed assignment or transfer by way of gift, bankruptcy, execution, hypothecation, or seizure and sale by legal process, or upon the death of the Participant or Beneficiary, the Participant or Beneficiary (or a creditor causing the proposed transfer) or the personal representative of the estate of the Participant or Beneficiary shall deliver to the Employer a written notice stating: (A) the name or names of the proposed transferees; (B) the certificate number and number of the Benefit Shares proposed to be transferred;
(C) the proposed price (if a sale transaction is contemplated); and (D) all other terms of the proposed transfer. The Trustee shall have the right and option for a period of 14 days after receipt of the notice to purchase all of the Benefit Shares the transfer of which is proposed.

         (ii)  Failure to Exercise Option.  If the Trustee does not exercise the
               ------- -- -------- ------
option to purchase and if the proposed transfer is made within 20 days after the termination of the option to the Person or Persons in the manner and upon the terms and conditions set forth in the written notice, then the Benefit Shares may be so transferred and shall in the hands of the transferee be free of all options, obligations, and restrictions provided in this trust.

         (iii) Additional Notices of Sale.  If the Trustee does not elect to
               ---------- ------- -- ----
exercise the option and if the proposed transfer is not made within 20 days after the termination of the option, then the Benefit Shares so proposed to be transferred may not be transferred without again giving the notice to the Trustee and the Trustee again shall have the option to purchase the Benefit Shares.

         (iv)  Assignment.  The Trustee may assign the option to purchase to the
               ----------
Employer, with the consent of the Employer.

     (c) Terms of Purchase.  If the Trustee or the Employer becomes obligated
         ----- -- --------
to purchase Benefit Shares pursuant to the provisions of either (a) or (b) above, the terms of the purchase shall be as follows:

         (i)   Distributee's Option to Sell. If Benefit Shares are purchased
               ------------- ------ -- ----
pursuant to the option granted under (a) above, the purchase price shall be the Fair Market Value of the Benefit Shares, and shall be paid in either a single lump-sum payment or in not less frequent than annual installments. If a lump-sum payment is to be made, the payment shall be paid within 30 days after the date the option is exercised. If installment payments are to be made, each installment shall be as equal as possible, and the first installment shall be paid within 30 days after the date that the option is exercised. If installment payments are to be made, interest at a reasonable rate shall be payable and the purchaser shall grant the seller a security interest in the Benefit Shares being purchased or in other adequate security. The installment period may not extend for more than five years.

         (ii)  Right of First Refusal. If Benefit Shares are purchased pursuant
               ----- -- ----- -------
to (b) above, the purchase price shall be the price stated in the written notice of the proposed transfer, or if greater, the Fair Market Value of the Benefit Shares. The terms of purchase shall be no less favorable to the Participant or Beneficiary than the terms of the offer the Participant or Beneficiary has received. If the proposed transfer by the Participant or Beneficiary is not a sale transaction, the purchase price shall be the Fair Market Value of the Benefit Shares, and the terms of purchase shall be governed by the rules of
(a)(i) above.

         (iii) Procedure on Closing.  At the time provided for the payment or
               --------- -- -------
initial installment, the seller of Benefit Shares shall deposit with the purchaser the certificates for the Benefit Shares, properly endorsed or accompanied by an appropriate stock power. At that time, the purchaser shall deposit with the seller any required cash payment and, if applicable, its executed promissory note representing any balance remaining to be paid. Also at that time the Benefit Shares shall be subject to a security interest in favor of the seller, as collateral for the payment of the promissory note, or other adequate security shall be given to the seller. All or a portion of the unpaid balance of a purchase price may be prepaid by the purchaser at any time without penalty.

         (iv)  Fair Market Value.  "Fair Market Value" generally means the value
               ---- ------ -----
determined as of the most recent Valuation Date, pursuant to Section 5.6(b)(i). However, in the case of a transaction under this section between this plan and a disqualified person, as that term is defined in Code Section 4975, "Fair Market Value" means the value as of the date of the transaction.

     (d) Securities Law.  All plan provisions with respect to transactions
         ---------- ---
involving Employer Stock, including, but not limited to, its distribution as a benefit and its repurchase or sale, are subject to and conditioned upon compliance with applicable provisions of federal and state securities laws or regulations. Without limiting the preceding sentence, no certificate for shares of Stock shall be transferred to a Participant or Beneficiary unless the shares, at the time of any issuance or transfer: (i) are exempt, are the subject matter of an exempt transaction, or are registered within the meaning of applicable federal or state securities laws and regulations; and (ii) comply with the rules of any stock exchange on which the Employer's shares may be listed. Unless an exemption from registration is available, prior to or as soon as practicable after the time when shares of Employer Stock would otherwise be deliverable to a Participant or Beneficiary, the Employer will register the shares or interest, as required under federal and/or state law. If the shares are delivered to Participant or Beneficiary pursuant to a registration exemption, the Participant or Beneficiary shall deliver to the Employer a representation in writing signed by the Participant or the Participant's representative, or by the Beneficiary, as the case may be, that the Employer Stock will be held indefinitely unless it is subsequently registered under state and federal law, or unless an exemption from the registration is available. A stock certificate issued by the Employer pursuant to a registration exemption shall bear a legend and statement that the Employer deems advisable to assure compliance with this plan and with federal and state laws and regulations that shall be in substantially the form set forth in (e) below.

     (e) Stock Certificate Legend.  Benefit share certificates of Employer
         ----- ----------- ------
Stock distributed to a Participant or Beneficiary shall have the following legend endorsed on the certificates:

     THIS CERTIFICATE, AND DISPOSITION OF IT, IS SUBJECT TO THE TERMS OF LEXALITE INTERNATIONAL CORPORATION AMENDED AND RESTATED EMPLOYEES STOCK OWNERSHIP PLAN, INCLUDING A RIGHT OF FIRST REFUSAL TO PURCHASE THE SHARES REPRESENTED BY THIS CERTIFICATE.


7.12  Distribution of Cash Dividends.
      ------------ -- ---- ---------

      If an Exempt Loan used to purchase Employer Stock is not fully repaid, cash dividends on Employer Stock purchased with the proceeds of that Exempt Loan will be used to repay such Exempt Loan. If the Exempt Loan used to purchase the Employer

Stock has been repaid or the cash dividends are not used to repay the Exempt Loan, the Trustee shall distribute cash dividends paid on the Employer Stock allocated to a Participant's account directly to the Participant. Cash dividends paid on Employer Stock which was not purchased with an Exempt Loan may be distributed directly to the Participant. Cash dividends to be distributed to Participants shall be so paid not later than 90 days after the end of the Plan Year during which they were paid to the trust.


7.13  Distributions After December 31, 1992.
      ------------- ----- -------- --  ----

      (a) Election of Direct Rollover.  This section applies to distributions
          -------- -- ------ --------
made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b) Definitions.
          ------------

          (i)   Eligible Rollover Distribution. An eligible rollover
                -------- -------- ------------
distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (ii)  Eligible Retirement Plan. An eligible retirement plan is an
                -------- ---------- ----
individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) Distributee. A distributee includes an Employee or former
                -----------
Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

     (iv) Direct Rollover.  A direct rollover is a payment by the plan to the
          ------ --------
eligible retirement plan specified by the distributee.


                                   ARTICLE 8
                                   ------- -

                           Administration of the Plan
                           -------------- -- --- ----


8.1  Duties, Powers, and Responsibilities of the Employer.
     ------  ------  --- ---------------- -- --- --------

     (a) Required.  The Employer shall be responsible for:
         --------

         (i)  Employer Contributions.
              -------- -------------

               (A) Amount.  Determining the amount of Employer Contributions;
                   ------

               (B) Payment. Paying, ceasing, or suspending Employer
                   -------
Contributions (including additional contributions if necessary to correct an error in allocation, vesting, or distribution of a Participant's interest); and

               (C) Compliance.  Determining that the amount and time of Employer
                   ----------
Contributions comply with this plan;

         (ii)  Agent for Service of Process. Serving as the agent for service
               ----- --- ------- -- -------
of process;

         (iii) Trustee.  Appointing the Trustee;
               -------

         (iv)  Amendment.  Amending this plan and trust;
               ---------

         (v)   Plan Termination. Revoking this instrument and terminating this
               ---- -----------
plan and trust; and

         (vi)  Mergers; Spin-Offs.  Merging this plan with another qualified
               -------  ---------
retirement plan maintained by the Employer or dividing this plan into multiple plans.

     (b) Discretionary.  The Employer may exercise the following
         -------------
responsibilities:

         (i)   Investment Manager. Appointing one or more Investment Managers,
               ---------- -------
who shall have the power to acquire, manage, or dispose of any or all trust assets subject to:

               (A) Functions. The functions of the Investment Manager shall be
                   ---------
limited to those specified services and duties for which the Investment Manager is engaged, and the Investment Manager shall have no other duties, obligations, or responsibilities under this plan or trust;

               (B) Qualification. "Investment Manager" means a Person that is a
                   -------------
registered investment adviser under the Investment Advisors Act of 1940, a bank (as defined in the Investment Advisors Act of 1940), or an insurance company licensed to manage, acquire, and dispose of assets of qualified retirement plans under the laws of more than one state; and

               (C) Acknowledgment. A prospective Investment Manager must
                   --------------
acknowledge in writing that it is a fiduciary with respect to this plan and trust;

         (ii)  Custodian. Appointing one or more agents to act as custodian of
               ---------
trust assets transferred to the custodian;

         (iii) Alternate Administrator.  Designating a Person other than the
               --------- -------------
Employer as the Administrator; and

         (iv)  Payment of Administrative Expenses. Paying administrative
               ------- -- -------------- --------
expenses incurred in the operation, administration, management, and control of this plan or the trust. These expenses shall be the obligation of the trust unless paid by the Employer.


8.2  Employer Action.
     -------- ------

     An action required to be taken by the Employer shall be taken by its board of directors or by an officer authorized to act on behalf of the Employer.


8.3  Plan Administrator.
     ---- -------------

     "Administrator" means the Employer or a Person designated by the Employer. The Administrator is a named fiduciary for operation and management of this plan and shall have the responsibilities conferred by ERISA upon the "Administrator" as defined in ERISA Section 3(16).


8.4  Administrative Committee.
     -------------- ---------

     (a) Appointment.  The Employer may, but shall not be required to, appoint
         -----------
an administrative committee to perform the duties involved in the daily operation of this plan.

     (b) Agent; Powers and Duties.  The administrative committee is an agent of
         -----  ------ --- ------
the Employer. The administrative committee shall have the powers and duties delegated to it by the Administrator.

     (c) Not Fiduciary.  Except to the extent the administrative committee is
         --- ---------
expressly delegated a fiduciary responsibility with respect to this plan, the administrative committee will be responsible to the Employer for its actions and will not be a named fiduciary for operation and management of this plan.

     (d) Membership.  The number of members of the administrative committee
         ----------
shall be determined by the Employer. The Employer shall appoint the members of the administrative committee and may remove or replace them at any time.

     (e) Records.  The administrative committee shall keep records of its
         -------
proceedings.

     (f) Actions.  The administrative committee shall act by a majority of its
         -------
members then in office. Action may be taken either by a vote at a meeting or in writing without a meeting. Actions of the administrative committee may be evidenced by written instrument executed by the chairman or the secretary of the administrative committee.

     (g) Report to Administrator.  The administrative committee shall report to
         ------ -- -------------
the Administrator when requested with respect to the administration, operation, and management of this plan.

     (h) Compensation.  Any member of the administrative committee who is an
         ------------
Employee shall serve without compensation.

     (i) Conflict of Interest.  Any member of the administrative committee who
         -------- -- --------
is a Participant shall not vote or act on a matter that relates solely to that Participant. If that Participant is the only member of the administrative committee, the necessary action shall be exercised by the Administrator.


8.5  Duties, Powers, and Responsibilities of the Administrator.
     ------  ------  --- ---------------- -- --- -------------

     Except to the extent properly delegated, the Administrator shall have the following duties, powers, and responsibilities and shall:

     (a) Plan Interpretation.  Interpret all provisions of this instrument
         ---- --------------
(including resolving an inconsistency or ambiguity or correcting an error or an omission);

     (b) Participant Rights.  Subject to Section 8.10, determine the rights of
         ----------- ------
Participants and Beneficiaries under the terms of this plan and communicate that information to the Trustee;

     (c) Limits; Nondiscrimination Tests; Top-Heavy Tests.  Be responsible for
         ------  ----------------- -----  --------- -----
determining (i) that this plan complies with all limitations and nondiscrimination tests under the Code and Regulations; and (ii) whether or not this plan is a Top-Heavy Plan for any Plan Year;

     (d) Allocations and Vesting.  Determine which Participants are entitled to
         ----------- --- -------
a share of the Employer Contribution and other available amounts for a Plan Year, the amount of each eligible Participant's Participating Compensation for the Plan Year, the amount of the Employer Contribution to be allocated to each eligible Participant, the amount and disposition of an excess Annual Addition, and a Participant's vested percentage;

     (e) Errors in Participants' Accounts.  Correct (to the extent possible, by
         ------ -- ------------  --------
making adjustments to the accounts) an error, including (but not limited to) errors in allocations of the Employer Contribution or investment experience, or in determination of vesting or distribution of a Participant's interest;

     (f) Claims and Elections.  Establish or approve the manner of making an
         ------ --- ---------
election, designation, application, claim for benefits, and review of claims;

     (g) Benefit Payments.  Direct the Trustee as to the recipient, time
         ------- --------
distribution is to be made, and the form of distribution;

     (h) QDRO Determination.  Establish procedures to determine whether or not
         ---- -------------
a domestic relations order is a QDRO, to notify the Participant and any alternate payee of this determination, and to administer distributions pursuant to a QDRO;

     (i) Administration Information.  Obtain to the extent reasonably possible
         -------------- -----------
all information necessary for the proper administration of this plan;

     (j) Recordkeeping.  Establish procedures for and supervise the
         -------------
establishment and maintenance of all records necessary and appropriate for the proper administration of this plan;

     (k) Reporting and Disclosure.  Prepare and (i) file annual and periodic
         --------- --- ----------
reports required under ERISA and Regulations; and (ii) distribute disclosure documents including (but not limited to) the summary plan description, a form permitting the recipient to reject federal income tax withholding from a distribution, a notice informing the recipient of the requirements and effects of lump-sum, five or ten year averaging or of a qualifying rollover under the Code, the summary annual report, Form 5500 series, requested and required benefit statements, and notices to Employees of applications for determination;

     (l) Penalties; Excise Tax.  Report and pay any penalty tax or excise taxes
         ---------  ------ ---
incurred by this plan or the Employer in connection with this plan on the proper tax form designated by the Internal Revenue Service and within the time limits specified for the tax form;

     (m) Advisers.  Employ attorneys, actuaries, accountants, clerical
         --------
employees, agents, or other Persons who are necessary for operation, administration, and management of this plan;

     (n) Expenses, Fees, and Charges.  Present to the Trustee for payment (if
         --------  ----  --- -------
not paid by the Employer) or reimbursement (if advanced by the Employer) all reasonable and necessary expenses, fees and charges, including fees for attorneys, actuaries, accountants, clerical employees, agents, or other Persons, incurred in connection with the administration, management, or operation of this plan;

     (o) Nondiscrimination.  Apply all rules, policies, procedures, and other
         -----------------
acts without discrimination among Participants;

     (p) Bonding.  Review compliance with the bonding requirements of ERISA;
         -------
and

     (q) Other Powers and Duties.  Exercise all other powers and duties
         ----- ------ --- ------
necessary or appropriate under this plan, except those powers and duties allocated to another named fiduciary.

8.6  Delegation of Administrative Duties.
     ---------- -- -------------- ------

     The powers and duties of the Employer and the Administrator set forth in Sections 8.1 and 8.5 may be delegated to another fiduciary.

     (a) In Writing.  The written delegation shall specify (i) the date of the
         -- -------
action and the effective date of the delegation; (ii) the responsibility delegated; (iii) the name, office, or other reference of each fiduciary to whom the responsibility is delegated; and (iv) if a responsibility is delegated to more than one fiduciary, the allocation of the responsibility among the fiduciaries.

     (b) Acceptance of Responsibility.  The delegation shall be communicated to
         ---------- -- --------------
the fiduciary to whom the responsibility is assigned, and written acceptance of the responsibility shall be made by the fiduciary. A fiduciary shall retain the responsibility until the fiduciary resigns or rejects the responsibility in writing, or the Administrator takes a superseding action.

     (c) Conflict.  If a fiduciary's powers or actions conflict with those of
         --------
the Administrator, the powers of and actions of the Administrator will control.


8.7  Interrelationship of Fiduciaries; Discretionary Authority.
     ----------------- -- -----------  ------------- ---------

     A Person may serve in more than one fiduciary capacity with respect to this plan and trust.

     (a) Performance of Duties.  Each fiduciary shall act in accordance with
         ----------- -- ------
this plan and trust. Each fiduciary shall be responsible for the proper exercise of its responsibilities.

     (b) Reliance on Others.  Except as required by ERISA Section 405(b), each
         -------- -- ------
fiduciary may rely upon the action of another fiduciary and is not required to inquire into the propriety of any action.

     (c) Discretionary Authority of Fiduciaries.  Each fiduciary shall have
         ------------- --------- -- -----------
full discretionary authority in the exercise of the powers, duties, and responsibilities allocated or delegated to that fiduciary under this instrument.

8.8  Compensation; Indemnification.
     ------------  ---------------

     An Employee fiduciary who is compensated on a full-time basis by the Employer shall not receive compensation from this plan, except for reimbursement of expenses, unless permitted under a prohibited transaction exemption issued by the Department of Labor. The Employer shall indemnify and hold harmless each member of the Board of Directors, each of its Employees, and each other Person (except a fiduciary independent of the Employer), to whom responsibilities for the operation and administration of this plan have been assigned or fiduciary duties have been delegated from any and all claims, loss, damages, expense, and liability arising from any action or failure to act. Indemnification shall not be required if a Person's action or inaction is judicially determined to be due to gross negligence or willful misconduct of the Person. The Employer may purchase and maintain liability insurance covering itself, any Related Employer, and any Person against part or all of any claim, loss, damage, expense, and liability arising from the performance or failure to perform any power, duty, or responsibility with respect to this plan and trust.


8.9  Fiduciary Standards.
     --------- ---------

     Each fiduciary shall act solely in the interest of Participants and
Beneficiaries:

     (a) Prudence.  With the care, skill, and diligence of a prudent Person;
         --------

     (b) Exclusive Purpose.  For the exclusive purpose of providing benefits
         --------- -------
and paying expenses of administration; and

     (c) Prohibited Transaction.  To avoid engaging in a prohibited transaction
         ---------- -----------
under the Code or ERISA unless an exemption for the transaction is available or obtained.


8.10 Claims Procedure.
     ------ ---------

     The Administrator shall determine all issues arising from the administration of this plan.

     (a) Initial Determination.  Upon application by a Participant or
         ------- -------------
Beneficiary, the Administrator shall make an initial determination and communicate the determination to the Participant or Beneficiary within 90 days after the application. If the initial determination requires a longer period, the Administrator shall notify the Participant or Beneficiary that the 90-day period is extended to 180 days.

     (b) Method.  The decision of the Administrator shall be in writing.  The
         ------
decision shall set forth (i) the decision and the specific reason for the decision; (ii) specific reference to the plan provisions on which the decision is based; (iii) a description of additional material, information, or acts that may change or modify the decision; and (iv) an explanation of the procedure for further review of the decision.

     (c) Further Review.  Within 60 days of receipt of the initial written
         ------- ------
decision, the Participant or Beneficiary filing the original application, or the applicant's authorized representative, may make a request for redetermination by the Administrator. The applicant (or the authorized representative) may review all pertinent documents and submit issues, comments, and arguments.

     (d) Redetermination.  Within 60 days of receipt of an application for
         ---------------
redetermination, unless special circumstances require a longer period of time (but not longer than 120 days after receipt of the application), the Administrator shall provide the applicant with its final decision, setting forth specific reasons for the decision with specific reference to plan provisions on which the decision is based.


8.11 Participant's Responsibilities.
     ------------- ----------------

     All requests for action of any kind by a Participant or Beneficiary under this plan shall be in writing, executed by the Participant or Beneficiary, and shall be subject to any other plan rules applicable to any specific type of request.


8.12 Decisions Concerning Employer Stock.
     --------- ---------- -------- -----

     The Administrator's decisions with respect to the acquisition, retention, or disposition of Employer Stock and with respect to voting rights and other ownership rights in connection with Employer Stock shall be exercised in the interests of and for the exclusive benefit of Participants and Beneficiaries, considering not only the investment objectives of the trust, but also recognizing that the Employer provides employment for Participants and that the continued economic soundness of the Employer is the ultimate source of funding and fulfillment of the benefits provided by this plan.

                                   ARTICLE 9
                                   ------- -

                              Investment of Funds
                              ---------- -- -----


9.1  Investment Responsibility.
     ---------- --------------

     Except for investment in Employer Stock and to the extent investment responsibility is expressly granted to an Investment Manager or a Participant, the Trustee shall have sole and complete authority and responsibility for the investment, management, and control of trust assets. The Administrator shall give the Trustee written direction with respect to investment in Employer Stock.


9.2  Authorized Investments.
     ---------- -----------

     To the extent the trust is not invested in Employer Stock under Section 9.4, the trust may be invested and reinvested in common or preferred stocks, bonds, mortgages, leases, notes, debentures, mutual funds, guaranteed investment contracts and other contracts and funds of insurance companies, other securities, and other real or personal property including, without limitation, the investments described in (a) below.

     (a)  Specific Investments.
          -------- -----------

          (i) Interest-Bearing Deposits.  The trust may be invested in deposits,
              ---------------- --------
certificates, or share accounts of a bank, savings and loan association, credit union, or similar financial institution, including a fiduciary, if the deposits bear a reasonable rate of interest, whether or not the deposits or certificates are insured or guaranteed by an agency of the United States Government.

          (ii) Pooled Investment Funds. The trust may be invested through
               ------ ---------- -----
ownership of assets or shares in a common trust fund, pooled investment fund, mutual fund, or other commingled investment, including any pooled or common fund maintained by the Trustee or custodian, or affiliate of the Trustee or custodian, that allows participation by a trust fund established under a qualified retirement plan. For this purpose, the terms and provisions of the declaration of trust or other governing documents through which the common trust fund, pooled investment fund or mutual fund is maintained are incorporated in, and made applicable to, this plan.

     (b) Unallocated Funds.  An Employer Contribution or other amounts held by
         ----------- -----
the Trustee pending allocation may be held in cash or invested in interest-bearing obligations maturing before the date the allocation is required.

     (c) Right of Trustee To Hold Cash.  The Trustee may hold a reasonable
         ----- -- ------- -- ---- ----
portion of the trust in cash pending investment or payment of expenses and distributions.


9.3  Commingled Investment.
     ---------- ----------

     The trust and segregated accounts may be commingled for investment without distinction between principal and income.


9.4  Investments--Employer Stock.
     -----------  -------- -----

     This plan is designed to operate as an employee stock ownership plan and to be invested primarily in Employer Stock. The Trustee shall use available cash and other trust assets in ESOP Accounts to buy Employer Stock from other stockholders or from the Employer, as directed by the administrative committee. The Trustee may borrow funds or issue its promissory note or notes to finance the purchase of Employer Stock.

     (a) Acquisition Limit.  The Trustee may acquire and hold Employer Stock in
         ----------- -----
an amount up to 100% of the market value of the ESOP Accounts.

     (b) Adequate Consideration.  A purchase or sale of Employer Stock by the
         -------- -------------
Trustee shall be for not more than, or less than (as applicable), adequate consideration and in accordance with this plan and with Regulations under ERISA
Section 3(18).

     (c) No Commissions.  No commissions on the purchase or sale of Employer
         -- -----------
Stock from or to a disqualified person, as defined in Code Section 4975 or a party in interest, as defined in ERISA Section 3(14), may be paid to any Person.

     (d) Indebtedness.  A Securities Acquisition Loan or other extension of
         ------------
credit ("Exempt Loan") to the trust shall bear a reasonable rate of interest and shall be for a term certain. Collateral pledged to a creditor by the trust shall consist solely of the Employer Stock purchased with the borrowed funds (although the Employer may guarantee payment of the Exempt Loan and may give security for such guaranty).

     (e) Securities Acquisition Loan.  "Securities Acquisition Loan" means any
         ---------- ----------- ----
loan that meets the requirements of Code Section 133.

     (f) Unallocated and Pledged Employer Stock.  The Employer Stock shall be
         ----------- --- ------- -------- -----
maintained in a suspense account, if not pledged as collateral, and shall be released from the suspense account or, if pledged as collateral, shall be released from encumbrance as provided in (i) below.

     (g) No Recourse.  Under the terms of an Exempt Loan, the creditor shall be
         -- --------
given no recourse against the trust, except with respect to the collateral pledged.

     (h) Repayment of Loan.  An Exempt Loan shall be repaid solely from
         --------- -- ----
Employer Contributions (other than contributions in the form of Employer Stock) and forfeitures, proceeds from the sale of unallocated shares of Employer Stock purchased with the Exempt Loan, and from trust earnings on such contributions or on the Employer Stock purchased with such Exempt Loan, and the Employer Contributions shall be sufficient to enable the trust to pay each and every installment of principal and interest when due, even if no tax benefit results from the contributions.

     (i) Release of Pledged Employer Stock.  An Exempt Loan must provide that
         ------- -- ------- -------- -----
upon payment of a portion of the balance due, the creditor shall release a Pro Rata Portion of the pledged collateral or, if not pledged as collateral, a Pro Rata Portion of the Employer Stock shall be released from the suspense account, as the Exempt Loan is paid. Employer Stock purchased with each Exempt Loan shall be released separately.

         (i)  Pro Rata Portion.  "Pro Rata Portion"  means the number of pledged
              --- ---- -------
securities or number of shares in the suspense account held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid during the Plan Year and the denominator is the sum of the numerator and the remaining principal and interest to be paid under the obligation in all future years. The number of future years shall be determined without taking into account possible extensions or renewals of the obligation. If the interest rate under the obligation is variable, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the current Plan Year. If the collateral or suspense account includes more than one class of Employer Stock, the number of shares of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

         (ii) Alternative Determination of Pro Rata Portion. At the direction of
              ----------- ------------- -- --- ---- -------
the Administrator, Pro Rata Portion of securities may be determined with reference solely to principal payments, but only if (A) the obligation provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of the amounts for 10 years, and (B) the interest included in any payment is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. This alternate determination shall not be applicable from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the obligation, plus any renewal period, extension period, or the duration of a new obligation used to refinance the existing obligation, exceeds 10 years.

         (iii)  Special Release Rule. Notwithstanding (i) and (ii) above, to the
                ------- ------- ----
extent provided in Section 5.2(a)(ii)(C), at the direction of the Employer, the Trustee shall release additional shares of Employer Stock for purposes of allocation to Participant accounts.

     (j) Pending Investment.  Pending investment in Employer Stock, funds may
         ------- ----------
be invested and reinvested pursuant to Section 9.2.


9.5  Purchase From Stockholder.
     -------- ---- -----------

     As directed by the Administrator, the Trustee shall enter into a buy-sell agreement or agreements under the terms of which the Trustee agrees to purchase the Employer Stock of a stockholder who is a party to the agreement. A buy-sell agreement shall provide that the price to be paid by the Trustee for the Employer Stock shall not exceed the fair market value of the Employer Stock.
The Trustee may not enter into a buy-sell agreement to become effective upon the death of the stockholder, or at some other future indefinite time.


9.6  Stock Dividends, Stock Splits, Etc.
     ----- ---------  ----- ------  ---

     Employer Stock received by the Trustee as a stock dividend or stock split or as the result of a reorganization or other recapitalization of the Employer shall be allocated under Section 5.4. If any rights, warrants, or options are issued on Employer Stock held in the trust, the Trustee may exercise them for the acquisition of additional shares of Employer Stock to the extent cash is then available. Employer Stock acquired in this manner shall be treated as Employer Stock bought by the Trustee for the net price paid. If any rights warrants, or options on Employer Stock that are not exercised shall be sold by the Trustee, the proceeds shall be treated as a current cash dividend received on Employer Stock.

9.7  Voting of Employer Stock.
     ------ -- -------- -----

     (a) Generally.  Subject to the exceptions set forth in (b) and (c) below,
         ---------
all shares of Employer Stock held by the Trustee shall be voted by the Trustee, as the Administrator shall direct in writing from time to time. The Trustee shall give its proxy to the Administrator, or its nominee, at the direction of the Administrator.

     (b) Exceptions.  If (i) the trust receives a loan or other extension of
         ----------
credit for purposes of purchasing Employer Stock or (ii) the trust acquires Employer Stock and after the acquisition more than 10% of the total assets of the plan are invested in Employer Stock, each Participant shall be entitled to direct the Trustee as to the manner in which all Employer Stock allocated to the Participant's account shall be voted with respect to any corporate matter which involves the voting of shares for the approval or disapproval of a merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of the Employer, or a similar transaction as may be prescribed by Regulations.

     (c) Section 133 Interest Exclusion.  Notwithstanding (a) and (b) above, if
         ------- --- -------- ---------
it is intended that a Securities Acquisition Loan used to acquire stock after July 9, 1989, qualifies for the exclusion of interest from the lender's gross income in accordance with Code Section 133, then each Participant shall be entitled to direct the Trustee as to the manner in which all Employer Stock acquired with or transferred to this plan in connection with the Securities Acquisition Loan, and allocated to the Participant's account, shall be voted with respect to any matter.

     (d) Fractional Shares.  If fractional shares have been added to the
         ---------- ------
Employer Stock Accounts, the Trustee shall total the fractional votes of all Participants who have directed the vote in the same manner, and shall cast the largest number of whole votes possible from the total of the fractions. A remaining fraction shall be disregarded.

     (e) Unallocated Shares.  Unallocated shares of Employer Stock shall be
         ----------- ------
voted by the Trustee, as directed by the Administrator.

     (f) Failure to Exercise Voting Rights.  The Trustee may not exercise
         ------- -- -------- ------ ------
voting rights a Participant was given pursuant to the preceding provision, even if the Participant failed to exercise the voting rights.

     (g) Dissenter's Rights.  A Participant or Beneficiary shall not possess
         ----------- ------
rights to dissent from certain corporate action which otherwise may be provided by state law.

9.8  Diversification of Investments.
     --------------- -- -----------

     Upon the request of a Participant who has attained at least age 55 and has at least ten years of participation in this plan, the Administrator may direct the Trustee to liquidate up to 25% of the number of shares of Available Employer Stock allocated to the Participant. The proceeds shall be distributed to the Participant in accordance with the provisions of Article 7.

     (a) Available Employer Stock.  "Available Employer Stock" means Employer
         --------- -------- -----
Stock acquired by or contributed to this plan and held in the Participant's ESOP Account. Employer Stock acquired by or contributed to this plan will not be Available Employer Stock if the Fair Market Value of the Employer Stock allocated to the eligible Participant's ESOP Account as of the Valuation Date immediately preceding the first day the Participant is eligible to make an election under this section is $500 or less.

     (b) Timing of Direction.  The direction to liquidate and distribute
         ------ -- ---------
Available Employer Stock under this provision may be given during the first 90 days after the last day of each Plan Year in the Qualified Election Period. During the first 90 days after the last day of the last (sixth) Plan Year in the Qualified Election Period, the Participant may request the liquidation and distribution of up to 50% of the number of shares of Available Employer Stock allocated to the Participant.

     (c) Determination of Number of Shares To Be Liquidated and Distributed.
         ------------- -- ------ -- ------ -- -- ---------- --- -----------
The total amount liquidated and distributed at any time shall not exceed 25% (or 50%) of the number of shares of Available Employer Stock held allocated to the Participant, including shares of Available Employer Stock previously liquidated and distributed. Any fractional number of shares to be liquidated and distributed shall be rounded up to the next highest whole number of shares.

     (d) Qualified Election Period.  "Qualified Election Period" means the six-
         --------- -------- ------
year period beginning on the first day of the first Plan Year in which the Participant attains at least age 55 and has at least ten years of participation.

     (e) Value of Shares to Be Liquidated and Distributed.   A direction to
         ----- -- ------ -- -- ---------- --- -----------
liquidate Available Employer Stock and distribute the proceeds in accordance with this provision shall apply to the Available Employer Stock held in the Participant's ESOP Account as of the last day of the Plan Year immediately preceding the date of liquidation. Dividends paid on Available Employer Stock before the date of distribution of the proceeds from the liquidation of Available Employer Stock shall be distributed under Article 7. No interest or earnings shall be credited to the Available Employer Stock liquidated for the period beginning on the last day of the Plan Year immediately preceding the date of liquidation and the date of liquidation.

                                   ARTICLE 10
                                   ------- --

                          Administration of the Trust
                          -------------- -- --- -----


10.1  Duties and Powers of the Trustee.
      ------ --- ------ -- --- -------

      (a) Duties of the Trustee.  The Trustee shall be a named fiduciary having
          ------ -- --- -------
the following duties:

          (i)   Control, Manage, and Invest Assets. To control, manage, and
                -------  ------  --- ------ ------
invest trust assets;

          (ii)  Administrator's Instructions. To carry out the instructions of
                --------------- ------------
the Administrator; and

          (iii) Records; Reports.  To maintain records and to prepare and file
                ------- --------
reports required by law or Regulations, other than those for which the Administrator is responsible under the terms of this plan.

      (b) Powers of the Trustee.  The Trustee shall have the following powers:
          ------ -- --- -------
          (i)   Control Property. To hold, manage, improve, repair, and control
                ------- --------
all property, real or personal, forming part of the trust;

          (ii)  Asset Investment. To invest trust assets subject to the
                ----- ----------
limitations in this plan;

          (iii) Disposition of Asset.  To sell, convey, transfer, exchange,
                ----------- -- -----
partition, lease for any term (even extending beyond the duration of the trust), or otherwise dispose of a trust asset from time to time, in the manner, for the consideration, and upon the terms and conditions that the Trustee, in its discretion, determines;

          (iv)  Agents, Advisers, and Counsel. To employ and to compensate from
                ------  --------  --- -------
the trust agents, advisers, and legal counsel reasonably necessary in managing the trust and advising the Trustee as to its powers, duties, and liabilities;

          (v)   Claims.  To prosecute, defend, settle, arbitrate, compromise, or
                ------
abandon all claims and demands in favor of or against the trust, with or without the assistance of legal counsel;

     (vi)   Vote Securities.  To vote a corporation's stock or other securities,
            ---- ----------
either in person or by proxy, for any purpose;

     (vii)  Exercise Trust Rights.  To exercise, refrain from the exercise of,
            -------- ----- ------
or convey a conversion privilege or subscription right applicable to a trust asset;

     (viii) Collection.  To demand, collect, and receive the principal,
            ----------
dividends, interest, income, and all other moneys or other property due upon trust assets;

     (ix)   Change of Structure. To consent to, oppose, or take another action
            ------ -- ---------
in consolidation, merger, liquidation, readjustment of the financial structure, or sale of assets of a corporation or other organization, the securities of which may constitute a portion of the trust;

     (x)    Issue, Hold, or Register Securities.  To cause securities or other
            -----  ----  -- -------- ----------
property forming part of the trust to be issued, held, or registered in the individual name of the Trustee, in the name of its nominee or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the ownership of the property or security;

     (xi)   Borrowing.  To borrow money for the benefit of the trust without
            ---------
binding itself individually, and to secure the loan by pledge, mortgage, or creation of another security interest in the property;

     (xii)  Distributions.  To make distributions from the trust as directed by
            -------------
the Administrator;

     (xiii) Expenses.  Unless paid by the Employer, to pay from the trust all
            --------
reasonable fees, taxes, commissions, charges, premiums and other expenses, including expenses described in Section 8.5(n) and reasonable fees of the Trustee and any other custodian or Investment Manager, incurred in connection with the administration of this plan or trust;

     (xiv)  Insure Assets.  To insure trust assets through a policy or contract
            ------ ------
of insurance;

     (xv)   Incorporate.  To incorporate (or participate in an incorporation)
            -----------
under the laws of any state for the purpose of acquiring and holding title to any property that is part of the trust;

     (xvi)   Depository.  To keep on deposit with a custodian in the United
             ----------
States any part of the trust; and

     (xvii)  Other Acts.  To perform all other acts the Trustee deems necessary,
             ----- ----
suitable, or desirable for the control and management of the trust and discharge of its duties.

     (c) Limitation on Duties and Powers of the Trustee.  Unless properly
         ---------- -- ------ --- ------ -- --- -------
delegated and assumed by agreement of the Trustee, the Trustee shall not be required to exercise a duty or power of the Employer, Administrator, or any other fiduciary under this instrument.

         If an Investment Manager is appointed to manage and invest some or all of the trust assets, the Investment Manager shall have, and the Trustee shall not have, the specified duties and powers with respect to investment of trust assets subject to the Investment Manager's control. The Trustee shall have no obligation or power to exercise discretionary authority or control with respect to investment of the assets subject to management by the Investment Manager or to render advice regarding the investment of such assets, unless required by ERISA Section 405. The Trustee shall not be liable for the investment performance of the assets subject to management by the Investment Manager. The powers and duties of the Trustee with respect to such assets shall be limited to the following:

         (i)   Custody and Protection. To act as custodian of the trust assets
               ------- --- ----------
not transferred to the custody of the Investment Manager or another custodian, and to protect the assets in its custody from loss by theft, fire, or other cause;

         (ii)  Acquisitions.  To acquire additional assets for the trust in
               ------------
accordance with the direction of the Investment Manager;

         (iii) Dispositions.  To sell or otherwise dispose of trust assets in
               ------------
accordance with the direction of the Investment Manager;

         (iv)  Accountings. To account for and render accountings with respect
               -----------
to the trust (except for assets held by another custodian);

         (v)   Authorized Actions. To take authorized actions for and on behalf
               ---------- -------
of the trust in accordance with the direction of the Investment Manager; and

         (vi)  Ministerial and Custodial Tasks. To perform other ministerial and
               ----------- --- --------- -----
custodial tasks in accordance with the direction of the Investment Manager.

      If trust assets are transferred to another custodian, that custodian shall have, and the Trustee shall not have, the foregoing duties and powers with respect to those assets.


10.2  Accounting.
      ----------

      The Trustee shall maintain accurate and detailed records of all investments, receipts, disbursements, and other transactions for the trust. The records shall be available for inspection at all reasonable times by Persons designated by the Administrator.

      (a) Report.  As soon as administratively feasible after each Valuation
         -------
Date and each other date agreed to by the Administrator and the Trustee, the Trustee shall prepare and furnish to the Administrator a statement of account containing the information required by ERISA Section 103(b)(3).

      (b) Judicial Settlement.  A dispute concerning the Trustee's records or
          -------- ----------
statement of account may be settled by a suit for an accounting brought by a Person having an interest in the trust.

      The accounting and reporting responsibilities shall not apply with respect to assets held by another custodian except to the extent assumed by the Trustee at the direction of the Administrator.


10.3  Appointment, Resignation, and Removal of Trustee.
      -----------  -----------  --- ------- -- -------

      The Trustee shall be at least one individual or eligible corporation with trust powers appointed in writing by the Administrator and authorized to act as Trustee by ERISA and the Code.

      (a) Resignation.  The Trustee may resign with at least 60 days' written
          -----------
notice to the Administrator, effective as of the date specified in the notice.

      (b) Removal.  The Administrator may remove the Trustee with at least 60
          -------
days' written notice to the Trustee, effective as of the date specified in the notice.

      (c) Successor Trustee.  At least 10 days before the effective date of the
          -------- --------
resignation or removal, the Administrator shall appoint a successor Trustee by written instrument delivered to the Trustee with the acceptance of the successor Trustee endorsed on the instrument.

      (d) Effective Date of Resignation or Removal.  The resignation or removal
          --------- ---- -- ----------- -- -------
of the Trustee shall not be effective before the appointment is made and accepted by the successor Trustee. The parties, by agreement, may waive the time requirements.

      (e) Procedure Upon Transfer.  Upon the resignation or removal of the
          --------- ---- --------
Trustee, the Trustee shall pay from the trust all accrued fees and expenses of the trust, including its own fees, and, as of the effective date of its resignation or removal, shall deliver a statement of account to the Administrator and the successor Trustee.

      (f) Earlier Transfer.  In order to facilitate the prompt transfer of
          ------- --------
fiduciary responsibility and trust assets to the successor Trustee, the Administrator and the Trustee may agree upon a procedure by which the Trustee shall deliver all trust assets (less a reasonable reserve for fees and expenses) to the successor Trustee as soon as administratively feasible after receipt of notice of appointment of the successor Trustee and acceptance of trust by the successor Trustee. The Administrator and the Trustee may agree to the transfer of trust assets to the successor Trustee pending preparation and approval of the final trust accountings.

     (g) Final Transfer.  As soon as administratively feasible, the Trustee
         ----- --------
shall deliver the remaining trust assets to the successor Trustee, together with records maintained by the Trustee.

     (h) In Kind Transfer.  The Trustee shall consult with the Administrator
         -- ---- --------
concerning the liquidation of trust assets to be transferred for the purpose of determining the feasibility of the transfer of certain trust assets in kind before implementing the liquidation.

     (i) Limitation on Liability of Successor.  The successor Trustee shall not
         ---------- -- --------- -- ---------
be liable for the acts or omissions of any prior Trustee.


10.4  Trustee Action.
      ------- ------

     Actions of a corporate Trustee shall be either by a resolution of its board of directors or by a written instrument executed by one of its authorized officers. Actions taken by any other Trustee shall be by written instrument executed by the Trustee.


10.5  Exculpation of Nonfiduciary.
      ----------- -- ------------

     A transfer agent, brokerage, clearing house, insurance company, or any other Person that is not a fiduciary with respect to this plan and who has paid money or delivered property to the Trustee shall not be responsible for its application or for determining the propriety of the actions of the Trustee concerning the money or other property.


                                   ARTICLE 11
                                   ------- --

                     Amendment, Mergers, Successor Employer
                     ---------  -------  --------- --------


11.1  Amendment.
      ---------

      The Employer may amend this plan and trust. An amendment may be retroactive or prospective, in the sole discretion of the Employer, except where prohibited by ERISA or the Code. An amendment may be made without the consent of any other Person, except that an amendment shall not:

      (a) Exclude Participant.  Exclude an Employee who previously became a
          ------- -----------
Participant;

      (b) Reduce Participant's Account.  Decrease the amount credited to a
          ------ ------------- -------
Participant's account;

      (c) Reduce Vested Percentage.  Reduce a Participant's vested percentage,
          ----- ------ -----------
as of the later of the date of adoption of the amendment or the effective date of the amendment;

      (d) Vesting Schedule.  Modify the vesting schedule with respect to a
          ------- --------
Participant unless the Administrator notifies each Participant who has at least three Years of Vesting Service in writing that the Participant may elect (during the period beginning not later than the date the amendment is adopted and ending not earlier than 60 days after the later of the date (i) the amendment is adopted, (ii) the amendment is effective, or (iii) the Participant receives the written notice of the election) to have the Participant's vested percentage determined under the vesting schedule in effect prior to the amendment;

      (e) Elimination of Protected Benefits.  Eliminate any early retirement
          ----------- -- --------- --------
benefits and retirement-type subsidy under Code Section 411(d)(6)(B)(i) or any optional forms of distribution with respect to benefits attributable to service earned before the amendment except as may be permitted under Code Sections 401(a)(4) and 411; and

      (f) Alter Trustee's Duties.  Alter the duties, responsibilities, or
          ----- --------- ------
liabilities of the Trustee without the consent of the Trustee.


11.2  Merger of Plans.
      ------ -- -----

      This plan may be merged or consolidated, or its assets and liabilities may be transferred, in whole or in part, to another qualified retirement plan if:

      (a) Preservation of Account Balance.  Each Participant's account balance
          ------------ -- ------- -------
would be equal to or greater than the account balance the Participant would have been entitled to receive if this plan had terminated immediately before the merger, consolidation, or transfer.

      (b) Authorization.  The Employer and any new or successor employer
          -------------
authorize the merger, consolidation, or transfer.


11.3  Successor Employer.
      --------- --------

      If an Employer is dissolved, merged, consolidated, restructured, or reorganized, or if the assets of the Employer are transferred, this plan and trust may be continued by the successor, and in that event, the successor will be substituted for the Employer.


                                   ARTICLE 12
                                   ------- --

                                  Termination
                                  -----------


12.1  Right to Terminate or Discontinue Contributions.
      ----- -- --------- -- ----------- -------------

      The Employer reserves the right to revoke this instrument and terminate this plan and trust, or to cease or suspend further contributions.


12.2  Automatic Termination.
      --------- -----------

      This plan shall automatically terminate, or partially terminate when applicable, and contributions to the trust shall cease upon the Employer's legal dissolution, or upon its adjudication as bankrupt or insolvent, or upon a general assignment by the

Employer for the benefit of creditors, or upon the appointment of a receiver for its assets, or when required by ERISA or the Code.


12.3  Discontinuance of Contributions.
      -------------- -- -------------

      If the Employer determines that it is no longer possible or desirable to make Employer Contributions to the trust, it may, without terminating this plan, take appropriate action to permanently discontinue further Employer Contributions. Upon discontinuance of Employer Contributions, the accounts of all affected Participants shall be nonforfeitable. This plan and trust will remain in force, and the Administrator and the Trustee will continue to administer this plan and trust under its provisions except for Employer Contributions.


12.4  Effect of Termination or Partial Termination.
      ------ -- ----------- -- ------- -----------

      (a) Nonforfeitability.  Upon termination or partial termination of this
          -----------------
plan, accounts of affected Participants shall be nonforfeitable.

      (b) Distribution.  The Administrator shall direct the Trustee to make
          ------------
distributions to affected Participants under Article 7.

12.5  No Reversion of Assets.
      -- --------- -- ------

     The Employer shall not receive an amount from the trust upon termination, partial termination, or discontinuance of contributions.


                                   ARTICLE 13
                                   ------- --

                               General Provisions
                               ------- ----------


13.1  Spendthrift Provision.
      ----------- ---------

     An interest in the trust shall not be subject to assignment, conveyance, transfer, anticipation, pledge, alienation, sale, encumbrance, or charge, whether voluntary or involuntary, by a Participant or Beneficiary except under a QDRO or as permitted in subsection (a).

     (a) Not Security.  An interest shall not provide collateral or security
         --- --------
for a debt of a Participant or Beneficiary or be subject to garnishment, execution, assignment, levy, or to another form of judicial or administrative process or to the claim of a creditor of a Participant or Beneficiary, through legal process or otherwise, except under a voluntary revocable assignment permitted by Regulation 1.401(a)-13.

     (b) Attempts Void.  An attempt to anticipate, alienate, sell, transfer,
         -------- ----
assign, pledge, encumber, charge, or otherwise dispose of benefits payable, before actual receipt of the benefits, or a right to receive benefits, shall be void. The trust shall not be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of a Person entitled to benefits. The benefits and trust assets under this plan shall not be considered an asset of a Participant or Beneficiary in the event of insolvency or bankruptcy.


13.2  Effect Upon Employment Relationship.
      ------ ---- ---------- ------------

      The adoption of this plan shall not create a contract of employment between the Employer and an Employee, confer upon an Employee a legal right to continuation of employment, limit or qualify the right of the Employer to discharge or retire an Employee at will, or affect the right of the Employee to remain in service after the Normal Retirement Date.


13.3  No Interest in Employer Assets.
      -- -------- -- -------- ------

      Nothing in this plan and trust shall be construed to give an Employee, Participant, or Beneficiary an interest in the assets or the business affairs of the Employer, or the right to examine the books and records of the Employer. A Participant's rights are solely those granted by this instrument.


13.4  Construction.
      ------------

      The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary. Capitalized terms have the meaning specified in this plan. If a term is not defined, the term shall have the general, accepted meaning of the term.

      Any period of time described in this plan shall consist of consecutive days, months, or years, as appropriate.

13.5  Severability.
      ------------

      If any provision of this plan is invalid, unenforceable, or disqualified under the Code, ERISA, or Regulations, for any period of time, the affected provisions shall be ineffective but the remaining provisions shall be unaffected.


13.6  Governing Law.
      --------- ---

      This plan and trust shall be interpreted, administered, and managed in compliance with the Code, ERISA, and Regulations. To the extent not preempted by federal law, this plan and trust shall be interpreted, administered, and managed in compliance with the laws of the State of Michigan.


13.7  Nondiversion.
      ------------

      The trust is established and shall be administered for the exclusive benefit of Participants and their beneficiaries.


                                   ARTICLE 14
                                   ------- --

                           Top-Heavy Plan Provisions
                           --------- ---- ----------

14.1  Top-Heavy Determination.
      --------- -------------

      If this plan is or becomes a Top-Heavy Plan in a Plan Year, the provisions of this article shall supersede all conflicting plan provisions.

      (a) Top-Heavy Plan.  "Top-Heavy Plan" means this plan for a Plan Year if:
          -------- -----

          (i)   Not Required or Permissive Aggregation Group. This plan is not
                --- -------- -- ---------- ----------- -----
part of a Required Aggregation Group or a Permissive Aggregation Group, and the Top-Heavy Ratio exceeds 60%;

          (ii)  Required Aggregation Group.  This plan is part of a Required
                -------- ----------- -----
Aggregation Group (but not part of a Permissive Aggregation Group), and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or

          (iii) Permissive Aggregation Group.  This plan is part of a Permissive
                ---------- ----------- -----
Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

      (b) Calculation.  The calculation of the Top-Heavy Ratio and the extent to
          -----------
which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and Regulations.

          (i)   Disregard Certain Employees. In calculating the Top-Heavy Ratio,
                --------- ------- ---------
the account balance or accrued benefit of a Participant who was a Key Employee in a prior year but is no longer a Key Employee or has not performed services for an Employer maintaining this plan at any time during the five-year period ending on the Determination Date(s) will be disregarded.

          (ii)  Ownership.  Ownership shall be determined under Code Section 318
                ---------
as modified by Code Section 416(i)(1)(B)(iii) without regard to the aggregation rules under Code Section 414.

          (iii) Rollovers and Transfers.  A distribution rolled over or an
                --------- --- ---------
amount transferred from this plan to another qualified retirement plan of the Employer or a Related Employer shall not be included in the Present Value of Accrued Benefits under this plan. A distribution rolled over or an amount transferred from another qualified retirement plan of the Employer or a Related Employer to this plan shall be included in the Present Value of Accrued Benefits under this plan. If a rollover or transfer to a qualified retirement plan of an unrelated employer was initiated by the former Participant, it shall be deemed a distribution from this plan. If a rollover or transfer from a qualified retirement plan of an unrelated employer to this plan for a Participant was initiated by the Participant, it shall not be included in the Present Value of Accrued Benefits under this plan unless the rollover or transfer to this plan was accepted on or before December 31, 1983.


14.2 Top-Heavy Definitions.
     --------- -----------
     For purposes of this article, the following terms have the stated meanings:

     (a) Top-Heavy Ratio.  "Top-Heavy Ratio" means the ratio, as of this plan's
         --------- -----
Determination Date, calculated by dividing the aggregate Present Value of Accrued Benefits of all Key Employees of each plan in the Required Aggregation Group (and each other plan in the Permissive Aggregation Group, if necessary or desirable) by the aggregate Present Value of Accrued Benefits of all Participants under all plans in the Required (or Permissive) Aggregation Group.

     (b) Present Value of Accrued Benefits.
         ------- ----- -- ------- --------

         (i)    This Plan. "Present Value of Accrued Benefits" under this plan
                ---- ----
means the account balances of all Participants and Beneficiaries determined as of the Determination Date, including forfeitures reallocated as of such Determination Date. The Present Value of Accrued Benefits includes the amount of a distribution made from this plan during the Plan Year that includes the Determination Date and any of the four preceding Plan Years.

         (ii)   Other Plans.  The Present Value of Accrued Benefits shall be
                ----- -----
determined with respect to, and pursuant to the provisions of, all qualified retirement plans (including a simplified employee pension plan) in the aggregation group.

         (iii)  Unpaid Contribution. A contribution not paid as of a
                ------ ------------
Determination Date for any plan in the aggregation group shall be included in the determination of the Present Value of Accrued Benefits as required in Code
Section 416 and Regulations.

     (c) Required Aggregation Group.  "Required Aggregation Group" means all
         -------- ----------- -----
qualified retirement plans, including terminated plans, of the Employer and each Related Employer in which at least one Key Employee participates, or participated at any time during the five-year period ending on the Determination Date, plus all other qualified retirement plans of the Employer and each Related Employer, that enable one or more of the plans covering at least one Key Employee to meet the requirements of Code Sections 401(a)(4) or 410.

     (d) Permissive Aggregation Group.  "Permissive Aggregation Group" means
         ---------- ----------- -----
all qualified retirement plans, including terminated plans, if any, of the Employer and each Related Employer that are part of a Required Aggregation Group that includes this plan, plus any other qualified retirement plan (designated by the Employer) of the Employer and each Related Employer that is not part of the Required Aggregation Group but that, when considered part of the Permissive Aggregation Group, does not prevent the group from meeting the requirements of Code Sections 401(a)(4) and 410.

     (e) Determination Date.  "Determination Date" means the last day of the
         ------------- ----
preceding Plan Year.

         (i) Present Value of Accrued Benefits.  The Present Value of Accrued
             ------- ----- -- ------- --------
Benefits are determined as of the most recent Top-Heavy Valuation Date within the 12-month period ending on the Determination Date.

         (ii)  Multiple Plans. When aggregating plans, the Present Value of
               -------- -----
Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     (f) Key Employee.  "Key Employee" means an Employee or former Employee
         --- --------
(including any deceased Employee or the Beneficiary of any deceased Employee) who, under Code Section 416(i), is or was, during the current Plan Year or any of the four Plan Years immediately preceding the current Plan Year, one of the following:

         (i)   Officer.  An officer (determined under Section 2.4) of an
               -------
Employer Related Employer if the officer's HCE Compensation exceeds 50% of the defined benefit dollar limit under Code Section 415(b)(1)(a) (as adjusted under Code Section 415(d)) for the Plan Year;

         (ii)  Top 10 Owners. One of the 10 Employees owning the largest
               --- -- ------
interests, exceeding 1/2%, in an Employer or Related Employer if the Employee's HCE Compensation exceeds $30,000 (or the Defined Contribution Dollar Limit, if greater);

         (iii) 5% Owner.  A 5% Owner; or
               -- -----

         (iv)  1% Owner; $150,000 Compensation. A 1% owner, determined under the
               -- -----  -------- ------------
definition of 5% Owner but replacing "5%" with "1%," whose HCE Compensation exceeds $150,000.

         Ownership under (ii) above, as well as under (iii) and (iv) pursuant to the definition of 5% Owner, shall be determined separately for each Employer and Related Employer. Compensation for (i), (ii), and (iv) above for a Plan Year includes HCE Compensation from the Employer and all Related Employers.

     (g) Top-Heavy Valuation Date.  "Top-Heavy Valuation Date" means, for a
         --------- --------- ----
defined contribution plan (including a simplified employee pension plan), the date for revaluation of the assets to market value coinciding with, or occurring most recently within the 12-month period ending on, the Determination Date. For a defined benefit plan, the term means the most recent date used for computing the plan costs for minimum funding purposes (whether or not an actuarial valuation is performed during that Plan Year) occurring within the 12-month period ending on the Determination Date.

14.3  Minimum Allocation.
      ------- ----------

      For each Plan Year in which this plan is or becomes a Top-Heavy Plan, the Employer Contributions and forfeitures allocated to the account of each Participant who is not a Key Employee and who is employed on the last day of the Plan Year shall be not less than the lesser of 3% of the Participant's HCE Compensation, or the largest percentage of HCE Compensation allocated to any Key Employee from all Employer Contributions. A Participant who is not a Key Employee and whose employment terminates during the Plan Year on or after the Participant's Normal Retirement Date or due to death or Total Disability shall be eligible for this minimum allocation. If necessary, the Employer shall make an additional contribution to provide this minimum allocation.


14.4  Vesting Schedule.
      ------- --------

      The vesting schedule for each Participant who has an Hour of Service during a Plan Year in which this plan is or becomes a Top-Heavy Plan shall be replaced with the following schedule:

      Years of Vesting Service         Vested Percentage
      ----- -- ------- -------         ------ ----------
      Less than 3 years                       -0-
      3 years or more                        100%

      (a) Cessation.  If this plan ceases to be a Top-Heavy Plan, vested
          ---------
percentages shall continue to be determined under this schedule.

      (b) Vesting Schedule Change .  Any change in the vesting schedule due to
          ------- -------- -------
this plan becoming, or ceasing to be, a Top-Heavy Plan shall be treated as an amendment to this plan, and all rules applying to the amendment of a vesting schedule shall apply.

      The Employer has executed this instrument this 8th day of August, 1994.
                                                     ---        ------


                                            LEXALITE INTERNATIONAL CORPORATION


                                            By  /s/ THOMAS M. PHILLIPS
                                                --------------------------------

                                            Its  President
                                                 -------------------------------

                                                                       Employer
                                                                       --------
                                     -68-

     NBD Bank, N.A. (the "Trustee") accepts the duties, powers and responsibilities of the Trustee as described in Articles 9 and 10 of the LexaLite International Corporation Amended and Restated Employees Stock Ownership Plan.



Dated:  Sept. 6, 1994.                        NBD BANK, N.A.
        -------

                                              By /s/ MARGARET G. NELSON
                                                 ------------------------------

                                              Its Assistant Vice President
                                                 ------------------------------

                                                                        Trustee
                                                                        -------

                                   SCHEDULE A
                                   -------- -


     (a) Original Plan.  LexaLite Industries, Inc. originally adopted the
         -------- ----
LexaLite Industries, Inc. Employee Stock Ownership Plan on December 29, 1976, effective January 1, 1976.

         (i)  1977-1 Amendment.  The plan was amended to incorporate changes
              ------ ---------
required by the Internal Revenue Service on November 12, 1977, effective January 1, 1976.

         (ii) 1979-1 Amendment.  Due to a change in the name of the Employer,
              ------ ---------
the plan was amended on June 13, 1979, effective January 1, 1979. The name of the plan was changed to the LexaLite International Corporation Employee Stock Ownership Plan.

     (b) First Amendment and Restatement.  The original plan was amended and
         ----- --------- --- -----------
restated to comply with the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984, and the Retirement Equity Act of 1984 on September 13, 1985, effective July 1, 1984. The name of the plan was changed to the LexaLite International Corporation Amended and Restated Employees Stock Ownership Plan.

         (i)  Amendment. The plan was amended to incorporate changes required by
              ---------
the Internal Revenue Service on January 20, 1986.

         (ii) 1991-1 Amendment.  The plan was amended to change the plan year on
              ------ ---------
December 27, 1991, effective July 1, 1991.

     (c) Second Amendment and Restatement.  The plan was amended and restated to
         ------ --------- --- -----------
comply with the Tax Reform Act of 1986, effective July 3, 1989.

                               1994-1 AMENDMENT
                               ------ ---------

                                      TO
                                      --
                      LEXALITE INTERNATIONAL CORPORATION
                      -------- ------------- -----------
                             AMENDED AND RESTATED
                             ------- --- --------
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -------- ----- --------- ----


   This is an amendment by LexaLite International Corporation ("Employer").


                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, LexaLite International Corporation amended and restated the LexaLite International Corporation Amended and Restated Employee Stock Ownership Plan ("plan") on August 8, 1994, effective July 3, 1989; and

         WHEREAS, to remain qualified under Code Section 401(a), the plan must be amended to incorporate changes required or permitted by amendments to the Internal Revenue Code and as provided in certain IRS Revenue Procedures;

         NOW, THEREFORE, the Employer amends the plan as follows:

ONE.     To incorporate the reduced compensation limit under Code Section 401(a)
--- (17), the following model language from IRS Revenue Procedure 94-13 is adopted, effective January 1, 1994, thereby superseding the corresponding provisions of the plan:

         In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                               1996-1 AMENDMENT
                               ------ ---------
                                      TO
                                      --
                      LEXALITE INTERNATIONAL CORPORATION
                      -------- ------------- -----------
                             AMENDED AND RESTATED
                             ------- --- --------
                        EMPLOYEES STOCK OWNERSHIP PLAN
                        --------- ----- --------- ----


   This is an amendment by LexaLite International Corporation ("Employer").


                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, LexaLite International Corporation amended and restated the LexaLite International Corporation Amended and Restated Employees Stock Ownership Plan ("plan") on August 8, 1994, effective July 3, 1989, and subsequently amended the plan by an instrument dated October 25, 1994; and

      WHEREAS, the Employer wishes to correct an omission in the amendment and restatement of the plan;

      NOW, THEREFORE, the Employer amends the plan, effective July 3, 1989, as follows:

ONE.  The first paragraph of Section 5.2(a)(iii)(A) is amended to read:
---
           (A)  Participating Compensation.  "Participating Compensation"
                ------------- ------------
means the Participant's Compensation for services in Covered Employment during a Plan Year.

TWO.   Section 5.2(a)(iii)(B) is amended to read:
---
           (B)  Compensation.  "Compensation" means an Employee's W-2 wages as
                ------------
provided in Regulations under Code Section 415 plus Elective Deferrals and any amount that is excluded from gross income pursuant to Code Section 125; but excluding, whether or not includable in income, reimbursements or other expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation, welfare benefits, and any amounts paid to a Highly Compensated Employee attributable to the LexaLite International Stock Incentive Award Program. "Elective Deferrals" means the elective contributions made for the Participant and any other portion of the Participant's income deferred and excluded from current taxation under Code Section 402(e)(3) (a cash or deferred 401(k) profit-sharing plan); 402(h) (a simplified employee pension plan); or 403(b) (a tax-sheltered annuity).

     IN WITNESS WHEREOF, this amendment is executed this ___ day of ___________, 1996.




                                       LEXALITE INTERNATIONAL CORPORATION

                                       By
                                          --------------------------------------

                                       Its
                                           -------------------------------------


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